                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

    Filed by the Co-Registrants /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    /X/Preliminary Proxy Statement  / /Confidential, for Use of the Com-
                                       mission Only (as permitted by Rule
                                       14a-6(e)(2))
    / /Definitive Proxy Statement
    / /Definitive Additional Materials
    / /Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    VAN KAMPEN MERRITT U.S. GOVERNMENT TRUST
                        VAN KAMPEN MERRITT TAX FREE FUND
              VAN KAMPEN MERRITT PENNSYLVANIA TAX FREE INCOME FUND
                        VAN KAMPEN MERRITT EQUITY TRUST
                            VAN KAMPEN MERRITT TRUST
                     VAN KAMPEN MERRITT TAX FREE MONEY FUND
                     VAN KAMPEN MERRITT MONEY MARKET TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per each Co-Registrant (an aggregate of $875 for the Co-Registrants listed above) per Item 22(a)(2) of Schedule 14A.

June 2, 1995

     Dear Van Kampen Merritt Fund Shareholder:

     As you may know, the merger of Van Kampen Merritt and American Capital was completed in late December 1994. As part of our continuing effort to maximize the merger's benefit to shareholders, we are proposing several items related to your Fund(s), including board consolidations and business reorganizations. The attached proxy statement seeks shareholder approval on these items.

     While we encourage you to carefully read the full proxy statement, we have created a brief question-and-answer section for your convenience.

  Your vote is important and your participation in the affairs of your Fund(s)
                            does make a difference.

     The proposals have been approved by the Trustees of the Fund(s), who recommend you vote "FOR APPROVAL" on these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL YOUR FUND PROXY FORMS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

     PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          Sincerely,

                                          Don G. Powell
                                          Chief Executive Officer

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?
A. Federal securities laws require a vote by Fund shareholders whenever there are fundamental changes in a Fund's business and/or organizational agreements. Among the proposed items your Fund is seeking shareholder approval on are:

     - consolidation of the Van Kampen and American Capital fund boards
     - reorganization and conversion of the Van Kampen funds registered (with the exception of the Pennsylvania Fund) from a Massachusetts business trust into a Delaware business trust.
     - amendment and restatement of the Declaration of Trust for the Pennsylvania Fund.

     Please refer to the proxy statement for a detailed explanation of the proposed items.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?
A. Your Fund's investment objective(s) and shares will not change. You can expect the same management expertise and high quality shareholder service you've grown accustomed to.

     By consolidating the Van Kampen and American Capital fund boards, you will be able to take advantage of additional shareholder privileges such as exchangeability of shares between Van Kampen funds and American Capital funds. Additionally, by reorganizing the funds into Delaware business trusts, you will benefit from greater protection from certain liabilities related to the Fund.

Q.   WHY DO I NEED TO VOTE?
A. Your vote is intended to ensure that a majority of shareholders is represented at the shareholder meeting, so that the proposals can be acted upon. Your immediate response to this proxy will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the affairs of their Fund(s).

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?
A. After careful consideration, the board members of your Fund recommend that you vote "FOR APPROVAL" on all the items proposed on the enclosed proxy card(s).

Q.   WHO DO I CALL IF I HAVE QUESTIONS?
A. We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-341-2911 between 7 a.m. and 7 p.m. Central time, Monday through Friday.

                    VAN KAMPEN MERRITT U.S. GOVERNMENT FUND
                  VAN KAMPEN MERRITT TAX FREE HIGH INCOME FUND
                    VAN KAMPEN MERRITT MUNICIPAL INCOME FUND
             VAN KAMPEN MERRITT LIMITED TERM MUNICIPAL INCOME FUND
              VAN KAMPEN MERRITT CALIFORNIA INSURED TAX FREE FUND
            VAN KAMPEN MERRITT FLORIDA INSURED TAX FREE INCOME FUND
               VAN KAMPEN MERRITT NEW JERSEY TAX FREE INCOME FUND
                VAN KAMPEN MERRITT NEW YORK TAX FREE INCOME FUND
              VAN KAMPEN MERRITT PENNSYLVANIA TAX FREE INCOME FUND
                       VAN KAMPEN MERRITT HIGH YIELD FUND
                VAN KAMPEN MERRITT SHORT-TERM GLOBAL INCOME FUND
            VAN KAMPEN MERRITT ADJUSTABLE RATE U.S. GOVERNMENT FUND
                    VAN KAMPEN MERRITT STRATEGIC INCOME FUND
                VAN KAMPEN MERRITT EMERGING MARKETS INCOME FUND
                   VAN KAMPEN MERRITT GROWTH AND INCOME FUND
                        VAN KAMPEN MERRITT UTILITY FUND
                        VAN KAMPEN MERRITT BALANCED FUND
                     VAN KAMPEN MERRITT TAX FREE MONEY FUND
                      VAN KAMPEN MERRITT MONEY MARKET FUND
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                    NOTICE OF JOINT MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 21, 1995

To the Shareholders of each of the Funds listed below:

     Notice is hereby given to the holders of shares of beneficial interest, without par value (collectively, the "Shares"), of each of: Van Kampen Merritt U.S. Government Fund (the "Government Fund"), a sub-trust of Van Kampen Merritt U.S. Government Trust, a Massachusetts business trust (the "Government Trust"); Van Kampen Merritt Tax Free High Income Fund (the "Tax Free High Income Fund"), Van Kampen Merritt Municipal Income Fund (the "Municipal Income Fund"), Van Kampen Merritt Limited Term Municipal Income Fund (the "Limited Term Municipal Fund"), Van Kampen Merritt California Insured Tax Free Fund (the "California Fund"), Van Kampen Merritt Florida Insured Tax Free Income Fund (the "Florida Fund"), Van Kampen Merritt New Jersey Tax Free Income Fund (the "New Jersey Fund") and Van Kampen Merritt New York Tax Free Income Fund (the "New York Fund"), each of which is a sub-trust of Van Kampen Merritt Tax Free Fund, a Massachusetts business trust (the "Tax Free Trust"); Van Kampen Merritt Pennsylvania Tax Free Income Fund (the "Pennsylvania Fund"), a Pennsylvania trust; Van Kampen Merritt High Yield Fund (the "High Yield Fund"), Van Kampen Merritt Short-Term Global Income Fund (the "Global Fund"), Van Kampen Merritt Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund"), Van Kampen Merritt Strategic Income Fund (the "Strategic Income Fund"), and Van Kampen Merritt Emerging Markets Income Fund (the "Emerging Markets Fund"), each of which is a sub-trust of Van Kampen Merritt Trust, a Massachusetts business trust (the "VKM Trust"); Van Kampen Merritt Growth and Income Fund (the "Growth and Income Fund"), Van Kampen Merritt Utility Fund (the

"Utility Fund") and Van Kampen Merritt Balanced Fund (the "Balanced Fund"), each of which is a sub-trust of Van Kampen Merritt Equity Trust, a Massachusetts business trust (the "Equity Trust"); Van Kampen Merritt Tax Free Money Fund (the "Tax Free Money Fund"), a Massachusetts business trust; and Van Kampen Merritt Money Market Fund (the "Money Market Fund"), a series of Van Kampen Merritt Money Market Trust, a Massachusetts business trust (the "Money Market Trust") (collectively, the Government Fund, Tax Free High Income Fund, Municipal Income Fund, Limited Term Municipal Fund, California Fund, Florida Fund, New Jersey Fund, New York Fund, Pennsylvania Fund, High Yield Fund, Global Fund, Adjustable Rate Fund, Strategic Income Fund, Emerging Markets Fund, Growth and Income Fund, Utility Fund, Balanced Fund, Tax Free Money Fund and Money Market Fund are hereinafter referred to as the "VK Funds") (collectively, the Government Trust, Tax Free Trust, Pennsylvania Fund, VKM Trust, Equity Trust, Tax Free Money Fund and Money Market Trust are hereinafter referred to as the "VK Trusts") that a Joint Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, on Friday, July 21, 1995, at 2:00 p.m., for the following purposes:

          1. For each VK Fund (except the Pennsylvania Fund), to approve or disapprove such VK Fund's reorganization and conversion to a Delaware business trust (or series thereof);

          2. For the Pennsylvania Fund, to approve or disapprove the amendment and restatement of its Agreement and Declaration of Trust;

          3. For each VK Trust, to elect fifteen trustees to serve until their respective successors are duly elected and qualified;

          4. For the Global Fund, to approve or disapprove a change in the fundamental investment policy with respect to the concentration of its investments;

          5. For each VK Fund, to ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year; and

          6. To transact such other business as may properly come before the Meeting.

     Holders of record of the Shares of each of the VK Funds at the close of business on May 26, 1995 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                          By order of the Board of Trustees

                                          RONALD A. NYBERG, Vice President and
                                          Secretary
June 2, 1995

     EACH OF THE VK FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE RESPECTIVE VK FUND, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

     SHAREHOLDERS OF EACH OF THE VK FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH VK FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN

IT, AND RETURN SUCH CARD(S) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

     MANAGEMENT OF EACH RESPECTIVE VK FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

     - FOR APPROVAL OF THE REORGANIZATION AND CONVERSION OF EACH VK FUND (EXCEPT THE PENNSYLVANIA FUND) INTO A DELAWARE BUSINESS TRUST (OR SERIES THEREOF);

     - FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AGREEMENT AND DECLARATION OF TRUST OF THE PENNSYLVANIA FUND;

     - IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT WITH RESPECT TO EACH VK TRUST;

     - FOR APPROVAL OF A CHANGE IN THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE CONCENTRATION OF INVESTMENTS WITH RESPECT TO THE GLOBAL FUND; AND

     - FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH VK FUND.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                    VAN KAMPEN MERRITT U.S. GOVERNMENT FUND
                  VAN KAMPEN MERRITT TAX FREE HIGH INCOME FUND
                    VAN KAMPEN MERRITT MUNICIPAL INCOME FUND
             VAN KAMPEN MERRITT LIMITED TERM MUNICIPAL INCOME FUND
              VAN KAMPEN MERRITT CALIFORNIA INSURED TAX FREE FUND
            VAN KAMPEN MERRITT FLORIDA INSURED TAX FREE INCOME FUND
               VAN KAMPEN MERRITT NEW JERSEY TAX FREE INCOME FUND
                VAN KAMPEN MERRITT NEW YORK TAX FREE INCOME FUND
              VAN KAMPEN MERRITT PENNSYLVANIA TAX FREE INCOME FUND
                       VAN KAMPEN MERRITT HIGH YIELD FUND
                VAN KAMPEN MERRITT SHORT-TERM GLOBAL INCOME FUND
            VAN KAMPEN MERRITT ADJUSTABLE RATE U.S. GOVERNMENT FUND
                    VAN KAMPEN MERRITT STRATEGIC INCOME FUND
                VAN KAMPEN MERRITT EMERGING MARKETS INCOME FUND
                   VAN KAMPEN MERRITT GROWTH AND INCOME FUND
                        VAN KAMPEN MERRITT UTILITY FUND
                        VAN KAMPEN MERRITT BALANCED FUND
                     VAN KAMPEN MERRITT TAX FREE MONEY FUND
                      VAN KAMPEN MERRITT MONEY MARKET FUND
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                         JOINT MEETING OF SHAREHOLDERS

                                 JULY 21, 1995

     This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (the "VK Board") of each of the VK Trusts (defined below) of proxies to be voted at a Joint Meeting of Shareholders of the VK Funds (defined below), and at any and all adjournments thereof (the "Meeting"), to be held at Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, on Friday, July 21, 1995, at 2:00 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 2, 1995.

     Participating in the Meeting are holders of common shares of beneficial interest, without par value (collectively, the "Shares"), of each of: Van Kampen Merritt U.S. Government Trust, a Massachusetts business trust (the "Government Trust"), on behalf of its sub-trust Van Kampen Merritt U.S. Government Fund (the "Government Fund"); Van Kampen Merritt Tax Free Fund, a Massachusetts business trust (the "Tax Free Trust"), on behalf of its sub-trusts Van Kampen Merritt Tax Free High Income Fund (the "Tax Free High Income Fund"), Van Kampen Merritt Municipal Income Fund ("the "Municipal Income Fund"),

Van Kampen Merritt Limited Term Municipal Income Fund (the "Limited Term Municipal Fund"), Van Kampen Merritt California Insured Tax Free Fund (the "California Fund"), Van Kampen Merritt Florida Insured Tax Free Income Fund (the "Florida Fund"), Van Kampen Merritt New Jersey Tax Free Income Fund (the "New Jersey Fund") and Van Kampen Merritt New York Tax Free Income Fund (the "New York Fund"); Van Kampen Merritt Pennsylvania Tax Free Income Fund, a Pennsylvania trust (the "Pennsylvania Fund"); Van Kampen Merritt Trust, a Massachusetts business trust (the "VKM Trust"), on behalf of its sub-trusts Van Kampen Merritt High Yield Fund (the "High Yield Fund"), Van Kampen Merritt Short-Term Global Income Fund (the "Global Fund"), Van Kampen Merritt Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund"), Van Kampen Merritt Strategic Income Fund (the "Strategic Income Fund") and Van Kampen Merritt Emerging Markets Income Fund (the "Emerging Markets Fund"); Van Kampen Merritt Equity Trust, a Massachusetts business trust (the "Equity Trust"), on behalf of its sub-trusts Van Kampen Merritt Growth and Income Fund (the "Growth and Income Fund"), Van Kampen Merritt Utility Fund (the "Utility Fund") and Van Kampen Merritt Balanced Fund (the "Balanced Fund"); Van Kampen Merritt Tax Free Money Fund, a Massachusetts business trust (the "Tax Free Money Fund"); and Van Kampen Merritt Money Market Trust, a Massachusetts business trust (the "Money Market Trust") on behalf of its series Van Kampen Merritt Money Market Fund (the "Money Market Fund").

     Collectively, the Government Trust, Tax Free Trust, Pennsylvania Fund, VKM Trust, Equity Trust, Tax Free Money Fund and Money Market Trust are hereinafter referred to as the "VK Trusts". Collectively, the Government Fund, Tax Free High Income Fund, Municipal Income Fund, Limited Term Municipal Fund, California Fund, Florida Fund, New Jersey Fund, New York Fund, Pennsylvania Fund, High Yield Fund, Global Fund, Adjustable Rate Fund, Strategic Income Fund, Emerging Markets Fund, Growth and Income Fund, Utility Fund, Balanced Fund, Tax Free Money Fund, Money Market Fund and Van Kampen Merritt Insured Tax Free Income Fund (the "Insured Fund"), a sub-trust of the Tax Free Trust, are hereinafter referred to as the "VK Funds".

     The Meeting is scheduled as a joint meeting of the respective shareholders of the VK Funds, excluding the Insured Fund, because the shareholders of each of the VK Funds, excluding the Insured Fund, are expected to consider and vote on similar matters. The VK Board has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of the shareholders of each of the VK Funds, excluding the Insured Fund. In the event that any shareholder of any VK Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such VK Fund to a time immediately after the Meeting, so that such VK Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Except as described below in connection with the election of trustees of each respective VK Trust, shareholders of each VK Fund will vote separately on each of the proposals relating to their VK Fund, and an unfavorable vote on a proposal by the shareholders of one VK Fund will not affect the implementation of such a proposal by another VK Fund if the proposal is approved by the shareholders of that VK Fund.

     The shareholders of the Insured Fund, a sub-trust of the Tax Free Trust, will meet separately to vote on proposals substantially identical to Proposals 1, 3 and 5 set forth herein. The VK Board has determined that it is in the best interest of shareholders of the Insured Fund to meet separately. The votes of shareholders of the Insured Fund will be combined with the votes of shareholders of Tax Free High Income Fund, Municipal Income Fund, Limited Term Municipal Income Fund, California Fund, Florida Fund, New Jersey Fund and

New York Fund, the other sub-trusts of the Tax Free Trust, with respect to the proposed election of the nominees set forth in Proposal 3 to the Board of Trustees of the Tax Free Trust.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes. Unless instructions to the contrary are marked, Shares represented by a proxy will be voted "FOR" each proposal as to which it is entitled to vote.

     The VK Board has fixed the close of business on May 26, 1995, as the record date (the "Record Date") for the determination of holders of Shares of each VK Fund entitled to vote at the Meeting. Shareholders of a VK Fund on the Record Date will be entitled to one vote with respect to each proposal submitted to the shareholders of such VK Fund for each Share of such VK Fund then held, with no Share having cumulative voting rights.

     The following table summarizes each proposal to be presented at the Meeting and the VK Funds solicited with respect to such proposal:

                        PROPOSAL                               AFFECTED TRUSTS/FUNDS
     ----------------------------------------------  ------------------------------------------
 1.  Reorganization and Conversion to a Delaware
     Business Trust (or series thereof)............  Each VK Fund, except the Pennsylvania Fund
 2.  Amendment and Restatement of Agreement and
     Declaration of Trust..........................  Pennsylvania Fund only
 3.  Election of Trustees..........................  Each VK Trust(1)
 4.  Amendment of Fundamental Investment Policy....  Global Fund only
 5.  Ratification of Independent Public
     Accountants...................................  Each VK Fund

- ---------------

 (1) The shareholders of all of the VK Funds organized under each respective VK Trust vote together as a single class on this proposal.

     EACH OF THE VK FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE RESPECTIVE VK FUND, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

     At the close of business on May 26, 1995, there were issued and outstanding Shares of each of the VK Funds, excluding the Insured Fund, set forth below:

                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS D SHARES
              VK FUND NAME                  OUTSTANDING      OUTSTANDING      OUTSTANDING      OUTSTANDING
- -----------------------------------------  --------------   --------------   --------------   --------------
Government Fund..........................
Tax Free High Income Fund................
Municipal Income Fund....................
Limited Term Municipal Fund..............
California Fund..........................
Florida Fund.............................
New Jersey Fund..........................
New York Fund............................
Pennsylvania Fund........................
High Yield Fund..........................
Global Fund..............................
Adjustable Rate Fund.....................
Strategic Income Fund....................
Emerging Markets Fund....................
Growth and Income Fund...................
Utility Fund.............................
Balanced Fund............................
Tax Free Money Fund......................
Money Market Fund........................

     As of May 26, 1995, to the knowledge of management of the VK Funds, the following persons owned beneficially more than 5% of any class of any VK Fund's outstanding Shares: [To be determined].

VOTING

     Unless specified otherwise, all Shares of a VK Fund affected by a proposal will vote together as a single class on such proposal. The voting requirement for passage of a particular proposal depends on the nature of the particular proposal.

     With respect to Proposal 1, the affirmative vote of a majority of the Shares of the respective VK Fund (excluding the Pennsylvania Fund) present in person or by proxy at the Meeting and entitled to vote on the proposal is required to approve the reorganization of the respective VK Fund.

     With respect to Proposal 2, a vote of not less than a majority of the Shares of the Pennsylvania Fund is required to approve the proposed Amended and Restated Agreement and Declaration of Trust.

     With respect to Proposal 3, the Shares of all the VK Funds organized as sub-trusts or series of a VK Trust shall vote together as a single class of such VK Trust and an affirmative vote of a plurality of the Shares of a VK Trust, voting together as a single class, is required to elect the trustees of such VK Trust. With respect to the Tax Free Trust, Shares of the Tax Free High Income Fund, Municipal Income Fund, Limited Term Municipal Fund, California Fund, Florida Fund, New Jersey Fund and New York Fund will vote together as a single class, together with the Shares of the Insured Fund, who will vote at a separate meeting. With respect to the VKM Trust, Shares of the High Yield Fund, Global Fund, Adjustable Rate Fund, Strategic Income and Emerging Markets Fund will vote together as a single class. With respect to the Equity Trust, Shares of the Growth and Income Fund, Utility Fund, and Balanced Fund will vote together as a single class.

     With respect to Proposal 4, a vote of the "majority of the outstanding voting securities" is required which shall mean the lesser of (i) 67% or more of the voting securities of the Global Fund entitled to vote thereon present in person or by proxy at the Meeting, if holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Global Fund entitled to vote thereon.

     With respect to Proposal 5, an affirmative vote of a majority of the Shares of a VK Fund present in person or by proxy is necessary to ratify the selection of the independent public accountants for such VK Fund.

     On the matters coming before the Meeting as to which a choice has been specified by the Shareholders by means of the ballot on the proxy, the Shares will be voted accordingly. Management of each respective VK Fund recommends that you cast your vote:

     - FOR APPROVAL of the reorganization and conversion of each VK Fund (except the Pennsylvania Fund) to a Delaware business trust (or series thereof);

     - FOR APPROVAL of the amendment and restatement of the Agreement and Declaration of Trust of the Pennsylvania Fund;

     - IN FAVOR of the nominees for the Boards of Trustees listed in this Proxy Statement with respect to each VK Trust;

     - FOR APPROVAL of a change in the fundamental investment policy regarding the concentration of investments with respect to the Global Fund;

     - FOR the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the current fiscal year of each VK Fund.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective VK Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

     The VK Funds know of no business other than that mentioned in proposals one through five of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more VK Funds or VK Trusts are not received, the persons named as proxies may propose one or more adjournments of the meeting of the concerned VK Fund or VK Trust to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                      BACKGROUND FOR PROPOSALS 1, 2 AND 3

     On December 20, 1994, The Van Kampen Merritt Companies Inc. acquired from The Travelers Inc. all of the outstanding capital stock of American Capital Management & Research, Inc., the parent company of Van Kampen Merritt Investment Advisory Corp. At the time of the Acquisition American Capital Management & Research, Inc., was the parent company of American Capital Asset Management, Inc. Immediately after the acquisition, each of the foregoing entities was renamed. The following table sets forth the old name, the new name and the abbreviated name used in this Proxy Statement to refer to each such entity:

          OLD NAME                         NEW NAME                     ABBREVIATED NAME
- ----------------------------  ----------------------------------  ----------------------------
   The Van Kampen Merritt     Van Kampen American Capital, Inc.   Van Kampen American Capital
       Companies Inc.
   American Capital Asset        Van Kampen American Capital               AC Adviser
      Management, Inc.              Asset Management, Inc.
     Van Kampen Merritt          Van Kampen American Capital               VK Adviser
 Investment Advisory Corp.        Investment Advisory Corp.

     The VK Adviser and the AC Adviser currently are each wholly-owned subsidiaries of Van Kampen American Capital. The VK Adviser serves as investment adviser for each of the VK Funds. Nineteen of the VK Funds are organized as Massachusetts business trusts (or subtrusts thereof) and the Pennsylvania Fund is organized for tax purposes as a Pennsylvania trust. The VK Board, which supervises the operations of each of the VK Funds, currently consists of the same seven members for each VK Fund.

     The AC Adviser serves as the investment adviser for twenty-nine open-end investment companies (the "AC Funds") as well as for other registered investment companies. Ten of the AC Funds are organized as Massachusetts business trusts (or series thereof), and nineteen of the AC Funds are organized as Maryland corporations (or series thereof). The Board of Directors/Trustees, which supervises the operations of each of the AC Funds, currently consists of the same eight members (the "AC Board") for each AC Fund.

     On February 10, 1995, the VK Board and the AC Board held a joint meeting to discuss with management ("Management") of the VK Adviser and the AC Adviser the costs and potential benefits to shareholders of, among other things, (i) permitting exchangeability of shares between the VK Funds and the AC Funds, (ii) selecting a common transfer agent to facilitate exchangeability and enhance shareholder services, (iii) merging certain of the VK Funds and the AC Funds in order to achieve certain economies of scale and efficiencies, and (iv) consolidating the VK Board and the AC Board into a combined board of directors (collectively, the "Consolidation").

     The VK Board and the AC Board created a joint committee (the "Joint Committee") to consider the possible costs and benefits to shareholders associated with the Consolidation. The Joint Committee met on February 20, 1995 to identify and discuss the possible costs and benefits of the Consolidation to the shareholders. Following such meeting, the Joint Committee requested certain additional information from Management with respect to those possible costs and benefits identified by the Joint Committee.

     The VK Board and the AC Board held a joint meeting on March 14, 1995 for the purpose of, among other things, reviewing the findings of the Joint Committee and reviewing the additional information requested from Management. At the meeting, the VK Board and the AC Board each approved in principle certain elements of the Consolidation, including the combination of the VK Board and the AC Board, subject to the favorable resolution of certain outstanding administrative matters with respect to the operation of a combined board and subject to receiving certain additional information from Management. The VK Board and the AC Board also considered reorganizing the VK Funds (excluding the Pennsylvania Fund) and the AC Funds in one jurisdiction under substantially similar charter documents, as part of the Consolidation.

     The Joint Committee met again on March 27, 1995 and April 3, 1995 to address the open administrative matters and to review the additional information provided by Management. Following a discussion of such matters and a review of the additional information provided by Management, the Joint Committee recommended to the VK Board that it approve and propose to the shareholders of the VK Funds: (i) combining the VK Board and the AC Board, (ii) reorganizing each of the VK Funds (excluding the Pennsylvania Fund) into Delaware business trusts (or series thereof) in order to facilitate governance of such funds under uniform organizational documents following the Consolidation and in order to take advantage of certain beneficial aspects of Delaware law with respect to business trusts and (iii) the amendment and restatement of the Agreement and Declaration of Trust of the Pennsylvania Fund to conform it to the extent practicable with the new trust instrument of the Delaware business trusts while maintaining the tax benefits of operating as a Pennsylvania trust. The Joint Committee also made analogous recommendations to the AC Board.

     The VK Board and the AC Board held a joint meeting on April 6-7, 1995 and separate meetings on May 8-9, 1995 and May 11-12, 1995, respectively, at which each of the VK Board and the AC Board unanimously approved proposals for combining the VK Board and the AC Board and reorganizing each of the VK Funds (excluding the Pennsylvania Fund) and each of the AC Funds as Delaware business trusts (or series thereof). The VK Board also unanimously approved the proposal to amend and restate the Agreement and Declaration of Trust for the Pennsylvania Fund to conform it to the extent practicable with the new trust instrument of the Delaware business trusts while maintaining the tax benefits of operating as a Pennsylvania Trust. Each of the VK Board and the AC Board also approved submitting such proposals to the respective shareholders of the VK Funds and the AC Funds for the requisite shareholder approvals. Proposal 1 of this Proxy Statement seeks shareholder approval to reorganize each of the VK Funds (except the Pennsylvania Fund) into Delaware business trusts (or series thereof). Proposal 2 of this Proxy Statement seeks shareholder approval to amend and restate the Agreement and Declaration of Trust of the Pennsylvania Fund to conform it to the extent possible to the form of new trust instrument of the Delaware business trusts to be adopted by each other VK Fund and each AC Fund. Proposal 3 of this Proxy Statement seeks shareholder approval for each of the VK Trusts to expand the number of its trustees from seven to fifteen and to re-elect to the VK Board each of the incumbent trustees and to elect each of the eight members of the AC Board. The VK Board has determined that reorganizing each of the VK Funds (except the Pennsylvania Fund) into Delaware business trusts (or series thereof), amending and restating the Agreement and Declaration of Trust of the Pennsylvania Fund and consolidating the VK Board and the AC Board are essential elements of the Consolidation and recommend that Shareholders vote FOR Proposal 1, FOR Proposal 2 and IN FAVOR of each of the nominees in Proposal 3.

     This Proxy Statement has been prepared and mailed to the shareholders of each VK Fund (excluding the Insured Fund, for which separate proxy materials are being mailed) to obtain the necessary shareholder approvals for each of such VK Funds to complete the Consolidation. A substantially similar proxy statement with respect to such proposals has been prepared and mailed to the shareholders of each AC Fund to obtain the necessary shareholder approvals for each of the AC Funds to complete the Consolidation. Certain additional proposals not related to the Consolidation are included in this Proxy Statement and the Insured Fund Proxy Statement, which additional proposals differ between the VK Funds, the Insured Fund and the AC Funds.

           PROPOSAL 1: APPROVAL OF THE REORGANIZATION AND CONVERSION
               OF EACH VK FUND (EXCLUDING THE PENNSYLVANIA FUND)
                TO A DELAWARE BUSINESS TRUST (OR SERIES THEREOF)

     The VK Board has unanimously approved an Agreement and Plan of Reorganization and Liquidation (a "Plan of Reorganization") substantially in the form attached hereto as Appendix D with respect to each VK Fund, excluding the Pennsylvania Fund. The Plan of Reorganization provides for the reorganization (the "Reorganization") of each VK Fund other than the Pennsylvania Fund (each a "Massachusetts Fund") into a series (each a "Delaware Fund") of a Delaware business trust (each a "Delaware Trust"). The Pennsylvania Fund will not reorganize as a Delaware business trust for tax purposes, but Proposal No. 2 in this Proxy is being submitted to the shareholders of the Pennsylvania Fund to amend and restate its organizational document to conform it, to the extent practicable, to the proposed organizational documents of the proposed Delaware Funds. Each of the AC Funds also is seeking approval from its respective shareholders to reorganize as a Delaware business trust (or series thereof).

REASONS FOR THE REORGANIZATIONS

     The principal purposes of the Reorganizations are to take advantage of certain beneficial aspects of Delaware law with respect to business trusts and to facilitate governance of the VK Funds and the AC Funds under uniform organizational documents following the Consolidation.

     Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, Massachusetts Fund shareholders are potentially liable for obligations of the Massachusetts Fund. Although the risk of such liability is remote, the VK Board has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Delaware Funds issue multiple series of shares, each series shall not be liable for the debts of any other series, which liability is another potential, although remote, risk in the case of a Massachusetts business trust.

     The VK Board believes that the Delaware business trust form of organization may enable the Delaware Funds to adopt new methods of operations and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, explicitly authorizes electronic or telephonic communications between a Delaware Fund and its shareholders. The VK Board hopes to take advantage of this provision to improve shareholder voting procedures and reduce costs. Under Delaware law and the proposed trust instrument of the Delaware Trusts, the Delaware Funds may be required to have fewer shareholder meetings, potentially further reducing costs, although neither Massachusetts business trusts nor Delaware business trusts are required to hold annual shareholder meetings. Of course, the investment objectives and the fundamental investment restrictions of both the Massachusetts Funds and Delaware Funds will remain fundamental, and may be changed only by shareholder vote. The VK Board and the AC Board also have determined that substantially uniform organizational documents will facilitate their ability to jointly govern the VK Funds and the AC Funds in an efficient and timely manner and will enhance the ability of the VK Funds and the AC Funds to react in a consistent manner when faced with similar corporate governance issues.

     For a more detailed comparison of the Massachusetts Funds' declarations of trust and the proposed Delaware Funds' trust instrument, see "Certain Comparative Information About Massachusetts Funds and Delaware Funds" below.

PROCEDURES FOR REORGANIZATIONS

     In order to accomplish the Reorganizations, each VK Trust other than the Pennsylvania Fund (each a "Massachusetts Trust") has organized a corresponding Delaware Trust. Each Delaware Trust was formed as a Delaware business trust pursuant to an Agreement and Declaration of Trust (the "Trust Instrument") which authorizes the issuance of shares in different series. Each Massachusetts Trust has caused its corresponding Delaware Trust to create a series (i.e., a Delaware
Fund) that corresponds to each series (i.e., each Massachusetts Fund) of the Massachusetts Trust. The investment objectives and policies of each Delaware Fund are the same as those of its corresponding Massachusetts Fund.

     To facilitate the Reorganizations, one share of each class of each Delaware Fund has been issued to its corresponding Massachusetts Fund. If the Reorganization of a Massachusetts Fund is approved by its shareholders, such approval shall authorize the Massachusetts Fund, as sole shareholder of the corresponding Delaware Fund, to (i) elect as trustees of the Delaware Trust the nominees elected as trustees of the Massachusetts Trust pursuant to Proposal 3 hereof, (ii) approve or disapprove the selection of the independent public accountants described in Proposal 5 hereof, (iii) approve an investment advisory agreement between the respective Delaware Fund and the VK Adviser substantially identical to the investment advisory agreement currently in effect between the Massachusetts Fund and the VK Adviser and (iv) approve a Rule 12b-1 plan and a service plan between the respective Delaware Fund and Van Kampen American Capital Distributors, Inc. (the "Distributor") substantially identical to the plans currently in effect between the Massachusetts Fund and the Distributor.

     On the closing date of each Reorganization approved by shareholders, each Massachusetts Fund will transfer all of its assets and liabilities to its corresponding Delaware Fund in exchange for shares of such Delaware Fund having an equal net asset value. The Massachusetts Fund will then be liquidated and each shareholder of the Massachusetts Fund will receive for his or her shares of the Massachusetts Fund an equal number of shares of the corresponding Delaware Fund. A shareholder's investment in the Massachusetts Fund will remain exactly the same after the Reorganization and the corresponding Delaware Fund will operate in the same manner and with the same investment objectives, policies and restrictions as the corresponding Massachusetts Fund had in the past.

     If shareholders of a Massachusetts Fund do not approve the Reorganization, the Massachusetts Fund will continue in business as a Massachusetts business trust (or sub-trust thereof, as applicable). The consummation of the Reorganization of any one Massachusetts Fund is not contingent upon the consummation of the Reorganization of other Massachusetts Funds or the AC Funds, individually or as a group.

     It will not be necessary for holders of certificates of the Massachusetts Funds to exchange their certificates for new certificates of the corresponding Delaware Funds following consummation of the Reorganizations. Certificates for shares of the Massachusetts Funds issued prior to the Reorganizations shall represent outstanding shares of the corresponding Delaware Funds after the Reorganizations. New certificates will not be issued by the Delaware Funds after the Reorganizations to shareholders of the Delaware Funds unless specifically requested in writing. Shareholders of the Massachusetts Funds who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated similarly as shares of the corresponding Delaware Fund.

     Each Reorganization approved by shareholders will become effective at the later of August 1, 1995 or as soon as practicable following receipt of such approval, taking into consideration all of the elements of the Consolidation. At such time, each new advisory agreement, new Rule 12b-1 plan and new service plan will become effective and will continue thereafter if approved as required by the Investment Company Act of 1940, as amended ("1940 Act").

CERTAIN COMPARATIVE INFORMATION ABOUT MASSACHUSETTS FUNDS AND DELAWARE FUNDS

     Summary of the Trust Instrument. Each Delaware Trust has been established pursuant to a Trust Instrument under the laws of the State of Delaware. The Trust Instrument of each Delaware Trust was created in connection with the Reorganizations of the Massachusetts Funds and is identical, except for the names of the respective Delaware Trusts. The investment objectives, policies and limitations of each Delaware Fund after the reorganization will be the same as those of its corresponding Massachusetts Fund, including the revised policies and limitations, if approved, adopted by shareholders of the Global Fund pursuant to Proposal 4 of this Proxy. Prior to the Reorganizations, each Delaware Fund will not have any material assets or liabilities. During the Reorganization, the Massachusetts Fund will be the sole shareholder of its corresponding Delaware Fund immediately prior to the distribution of Delaware Fund shares to Massachusetts Fund shareholders.

     As a Delaware business trust, each Delaware Trust's operations will be governed by its Trust Instrument, its Bylaws and applicable Delaware law rather than by the Massachusetts Trust's Declaration of Trust, Bylaws and applicable Massachusetts law. The operations of each Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and applicable state securities law.

     Trustees of the Delaware Trusts. Subject to the provisions of the Trust Instrument, the business of each Delaware Trust is supervised by its trustees. The responsibilities, powers, and fiduciary duties of the trustees of the Delaware Trusts will be substantially the same as those of the trustees of the Massachusetts Trusts, except that Delaware trustees would have the additional authority to remove a trustee from office without cause upon the approval of two-thirds of the trustees in office prior to such removal. The trustees of each Delaware Trust will be all of the trustees elected by respective Massachusetts Trust pursuant to Proposal 3.

     Series of Delaware Trusts and Massachusetts Trusts. The Trust Instrument of each Delaware Trust permits the trustees to create one or more series of the Delaware Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. The trustees of each Massachusetts Trust have identical rights under the Declaration of Trust of the Massachusetts Trusts. Each share of a series of a Delaware Trust, like each share of a series of a Massachusetts Trust, represents an equal proportionate interest with each other share in that series, none having priority or preference over another.

     Delaware Trust Shareholder Liability and Massachusetts Trust Shareholder Liability. One area of difference between the Delaware business trusts and the Massachusetts business trusts is the potential liability of shareholders. Generally, shareholders of each Delaware Trust will not be personally liable for obligations of such Delaware Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting shareholder liability of business trusts applies in many other states, including Massachusetts. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Delaware Trust or its trustees and
(ii) provides for indemnification out of the series or fund property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, the VK Adviser believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.

     Shareholders of a Massachusetts business trust may, in certain circumstances, be held personally liable under Massachusetts law for the obligations of such Massachusetts business trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts Trusts or the trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the respective Massachusetts Fund's property. Thus, the VK Adviser believes the risk of shareholder liability is also remote for shareholders of Massachusetts business trusts. Shareholders of a Massachusetts business trust, however, do not benefit from a statutory limitation of liability that is available to shareholders of a Delaware business trust.

     Liability of Trustees. The Delaware Trust Instrument provides that the trustees shall not be liable to any person other than the Delaware Trust or a shareholder thereof and that a trustee shall not be liable for any act as a trustee; but nothing in the Delaware Trust Instrument protects a trustee against any liability to the Delaware Trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Massachusetts Declaration of Trust provides that its trustees shall not be liable for errors of judgment or mistakes of fact or law, subject to substantially similar provisions concerning willful misfeasance, bad faith, gross negligence, and reckless disregard as those described above.

     Voting Rights of Delaware Trust Shareholders and Massachusetts Trust Shareholders. Neither Massachusetts business trusts nor Delaware business trusts are required to hold annual meetings. The Declaration of Trust of each Massachusetts Trust requires the affirmative vote of two-thirds of the shares of a Massachusetts Trust to remove a trustee of such Massachusetts Trust. The proposed Trust Instruments of the Delaware Trusts would require the affirmative vote of a majority of the shares of a Delaware Trust to remove a trustee. The Massachusetts Declaration of Trust provides that a meeting of shareholders may be called by the holders of 51% or more of the outstanding shares; however, if the meeting is called for the purpose of voting on the question whether to remove a trustee, only the holders of 10% of the outstanding shares of a Massachusetts

Trust need request to hold a shareholders meeting. The Delaware Trust Instrument provides, in substance, that a meeting of shareholders may be called by the request of holders of 10% of the outstanding shares of the Delaware Trust.

     Each Delaware Trust, like its corresponding Massachusetts Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of each Delaware Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of their respective Delaware Fund; ratification of the selection by the trustees of the independent accountants for the Delaware Fund; and such additional matters relating to the Delaware Fund as may be required by law, or which the trustees consider desirable. If, at any time, less than two-thirds of the trustees holding office have been elected by shareholders, the trustees then in office will promptly call a meeting of shareholders of the affected Delaware Trust for the purpose of electing a board of trustees. Each Massachusetts Trust intends to notify the SEC that its corresponding Delaware Trust will succeed to the shares registered by the Massachusetts Trust under the Securities Act of 1933.

     The Delaware Trust Instrument, like its corresponding Massachusetts Declaration of Trust, provides that shareholders shall have the power to vote only with respect to (i) the election or removal of trustees as provided therein, (ii) the approval or termination of investment advisory distribution or shareholder services contracts, or, (iii) the termination or reorganization of the Delaware Trust or any series of the Delaware Trust, (iv) with respect to any amendment of the Delaware Trust Instrument, (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Delaware Trust or any series, and (vi) with respect to such additional matters relating to the Delaware Trust as may be required by the 1940 Act, the Delaware Trust Instrument, the Bylaws or any registration of the Delaware Trust with the SEC. The Delaware Trust Instrument and the Massachusetts Declaration of Trust also permit the trustees to amend the respective trust document, provided that the amendment does not adversely affect shareholders. The Delaware Trust Instrument and the Massachusetts Declaration of Trust each provides that a majority of the affected shares must approve a change that adversely affects the rights of the shares. Each of the Delaware Trust Instrument and the Massachusetts Declaration of Trust requires a majority of shares to establish quorum for a meeting.

     The foregoing is only a summary of certain of the differences between the Massachusetts Funds, their Declarations of Trust, Bylaws and Massachusetts law and the Delaware Funds, their Trust Instruments, Bylaws and Delaware law. It is not a complete list of differences. Shareholders should refer to the provisions of such Declarations of Trust, Bylaws and Massachusetts law, and the Trust Instruments, Bylaws and Delaware law directly for a more thorough comparison.

TEMPORARY AMENDMENT TO INVESTMENT LIMITATIONS

     During the period prior to its Reorganization, each Massachusetts Fund will own the only outstanding share of its corresponding Delaware Fund. By acquiring a nominal share of its corresponding Delaware Fund, each Massachusetts Fund can then vote to elect as trustees of such Delaware Trust those nominees elected in Proposal 3 below, approve a substantially identical but new investment advisory agreement, approve a substantially identical but new distribution plan and new service plan and ratify the selection of independent public accountants in order to comply with provisions of the 1940 Act requiring such shareholder approvals.

     Certain of the Massachusetts Funds have investment restrictions which require shareholder approval before they can be changed and which might otherwise preclude such Massachusetts Funds from completing the Reorganizations including (for example) restrictions which prohibit such Massachusetts Fund from purchasing any securities (other than tax-exempt obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of a Massachusetts Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Massachusetts Fund would hold more than 10% of the outstanding voting securities of an issuer, or a prohibition against making investments for the purpose of exercising control or participating in management. By approving the Reorganizations, the shareholders will be authorizing a suspension of any and all of these restrictions only to the extent necessary to permit the Reorganizations to take place.

FEDERAL INCOME TAX CONSEQUENCES

     It is anticipated that the transactions contemplated by the Plan of Reorganization will be tax-free. Consummation of each Reorganization is subject to receipt of an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to each Massachusetts Fund that, under the Internal Revenue Code of 1986, as amended (the "Code"), the reorganization of the respective Massachusetts Fund into a corresponding Delaware Fund pursuant to the Plan of Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Fund, the Massachusetts Trust or the shareholders of the Massachusetts Fund. A shareholder's adjusted basis for tax purposes in shares of a Delaware Fund after the Reorganization will be the same as such shareholder's adjusted basis for tax purposes in the shares of the corresponding Massachusetts Fund immediately before the Reorganizations. Shareholders should consult their own tax adviser with respect to the state and local tax consequences of the proposed transaction.

EXPENSES

     The expenses related to the Reorganization of each Massachusetts Fund will be borne by the respective Massachusetts Fund and the VK Adviser as set forth under "EXPENSES" below.

RECOMMENDATION OF TRUSTEES

     The VK Board has unanimously approved the proposed Reorganization of each Massachusetts Fund, has determined that participation in the Reorganization is in the best interests of each Massachusetts Fund and that the interests of existing shareholders of each Massachusetts Fund will not be diluted as a result of the Reorganization. The VK Board recommends that shareholders of each Massachusetts Fund vote FOR Proposal 1.

REQUIRED VOTE

     In accordance with the Declaration of Trust of each Massachusetts Fund, an affirmative vote of a majority of the shares of such Massachusetts Fund present in person or by Proxy at the Meeting and entitled to vote on the proposal is required to approve the respective Reorganization and subsequent liquidation and dissolution of such Massachusetts Fund.

           PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED AGREEMENT AND
                 DECLARATION OF TRUST OF THE PENNSYLVANIA FUND

     The VK Board of the Pennsylvania Fund has unanimously approved a proposal to amend and restate the Agreement and Declaration of Trust (the "Amended Declaration of Trust") with respect to the Pennsylvania Fund in order to conform its current Agreement and Declaration of Trust (the "Current Declaration of Trust"), to the extent practicable, to the Trust Instruments of the Delaware Trusts, as described in Proposal 1. The Pennsylvania Fund will continue to operate as a trust under the laws of the Commonwealth of Pennsylvania. The Pennsylvania Trust is not being reorganized as a Delaware business trust in order to maintain the tax benefits of operating as a Pennsylvania trust.

REASONS FOR AMENDMENT

     The principal purpose of the amendment and restatement of the Current Declaration of Trust of the Pennsylvania Fund is to facilitate governance of the Pennsylvania Fund, the other VK Funds and the AC Funds under substantially uniform charter documents following the Consolidation.

     The Amended Declaration of Trust, if approved by shareholders, will become effective at the later of August 1, 1995 or as soon as practicable following receipt of such approval, taking into consideration all of the elements of the Consolidation.

CERTAIN COMPARATIVE INFORMATION ABOUT THE AMENDED DECLARATION OF TRUST
     AND THE CURRENT DECLARATION OF TRUST

     Operations of the Pennsylvania Fund Under the Amended Declaration of
Trust. The investment objective, policies and limitations of the Pennsylvania Fund under the Amended Declaration of Trust will be identical to those under the Current Declaration of Trust. The Pennsylvania Fund's operations will be governed by the Amended Declaration of Trust and its amended Bylaws, and also by Pennsylvania law, the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities law.

     Trustees and Officers of the Pennsylvania Fund. Subject to the provisions of the Amended Declaration of Trust, the business of the Pennsylvania Fund will be supervised by its trustees. The responsibilities, powers, and fiduciary duties of the trustees of the Pennsylvania Fund under the Amended Declaration of Trust will be substantially the same as those of the trustees under the Current Declaration of Trust, except that the trustees would have the additional authority to remove a trustee from office without cause upon the approval of two-thirds of the trustees in office prior to such removal.

     Shareholder Liability. No statutory or other authority limits the liability of shareholders of a Pennsylvania trust. To guard against this risk, the Amended Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Pennsylvania Fund and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Pennsylvania Fund or its trustees and (ii) provides for indemnification out of the property of the Pennsylvania Fund for any shareholder held personally liable for the obligations of the Pennsylvania Fund. Thus, the risk of a Pennsylvania Fund shareholder under the Amended Declaration of Trust incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) no contractual limitation of liability was in effect and (2) the series or fund itself would be unable to meet its obligations. The provisions limiting shareholder liability in the Amended Declaration of Trust are substantially identical to those contained in the Current Declaration of Trust.

     Liability of Trustees. The Amended Declaration of Trust provides that the trustees shall not be liable to any person other than the Pennsylvania Fund or a shareholder thereof and that a trustee shall not be liable for any act as a trustee, but nothing in the Amended Declaration of Trust protects a trustee against any liability to the trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Current Declaration of Trust provides that the trustees of the Pennsylvania Fund shall not be liable for errors of judgment or mistakes of fact or law, subject to substantially similar provisions concerning willful misfeasance, bad faith, gross negligence, and reckless disregard of those described above.

     Voting Rights of Pennsylvania Trust Shareholders. Pennsylvania Trusts are not required to hold annual meetings. The Declaration of Trust of the Massachusetts Trusts require the affirmative vote of two-thirds of the shares of a Massachusetts Trust to remove a trustee of a Massachusetts Trust. The proposed Trust Instrument of a Delaware Trust would require the affirmative vote of a majority of the Shares of a Delaware Trust to remove a trustee. The Amended Declaration of Trust provides that a special meeting of shareholders may be called by the holders of 10% or more of the shares. The Amended Declaration of Trust also provides that 10 or more holders of record (who have been such for six months), and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the shares, whichever is greater, may apply to the trustees stating that they wish to communicate with shareholders in order to obtain the call of 10% of the outstanding shares, in which case the trustees shall cooperate with such shareholders and required under Section 16(c) of the 1940 Act.

     The Pennsylvania Fund will continue to operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of the Pennsylvania Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations; ratification of the selection by the trustees of the independent public accounts for the Pennsylvania Fund; and such additional matters relating to the Pennsylvania Fund as may be required by law, or which the trustees consider desirable. If, at any time, less than a majority of the trustees holding office have been elected by shareholders, the trustees then in office will promptly call a meeting of shareholders of the Pennsylvania Trust for the purpose of electing a board of trustees.

     The Amended Declaration of Trust provides that shareholders shall have the power to vote only with respect to (i) the election or removal of trustees as provided therein, (ii) the approval or termination of investment advisory, distribution or shareholder services contracts, (iii) the termination or reorganization of the Pennsylvania Fund or any series of the Pennsylvania Fund, and (iv) with respect to such additional matters as may be required by law or the trustees may consider desirable. The Amended Declaration of Trust also permits the Trustees to amend the Amended Declaration of Trust without a shareholder vote provided that the rights of the shareholders would not be adversely affected.

TAX CONSIDERATIONS

     The Pennsylvania Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. In order to provide investors with income exempt from Pennsylvania taxes, Pennsylvania tax law requires that the Pennsylvania Fund be organized in Pennsylvania. Accordingly, the Pennsylvania Fund will not reorganize as a Delaware business trust.

EXPENSES

     The expenses related to the Amended Declaration of Trust will be borne by Van Kampen American Capital and the Pennsylvania Fund as set forth under "EXPENSES" below.

RECOMMENDATION OF TRUSTEES

     The VK Board has unanimously approved the proposed Amended Declaration of Trust and has determined that it is in the best interests of the Pennsylvania Fund. The VK Board recommends that shareholders of the Pennsylvania Fund vote FOR Proposal 2.

REQUIRED VOTE

     In accordance with the Current Declaration of Trust of the Pennsylvania Fund, an affirmative vote of the holders of a majority of the outstanding shares of the Pennsylvania Fund is required to approve the Amended Declaration of Trust.

                        PROPOSAL 3: ELECTION OF TRUSTEES

     At meetings held on April 6-7, 1995 and May 8-9, 1995, the VK Board unanimously approved increasing the number of trustees for each VK Trust from seven to fifteen and nominated each of the incumbent trustees for re-election and also nominated Messrs. J. Miles Branagan, Dr. Richard E. Caruso, Dr. Roger Hilsman, Don G. Powell, David Rees, Lawrence J. Sheehan, Dr. Fernando Sisto and William S. Woodside to fill the new trustee positions. Each of the new nominees currently serves on the AC Board. The AC Board has also unanimously approved increasing the number of members of the AC Board from eight to fourteen and nominated each of its incumbent trustees for re-election and each of the trustees of the VK Board, except for Mr. McDonnell, to fill such new positions. Mr. McDonnell, an interested person of the VK Adviser and the AC Adviser, will not join the AC Board so that the AC Board will remain in compliance with
Section 15(f) of the 1940 Act.

     The VK Board together with the AC Board evaluated the benefits to shareholders resulting from the proposed combination of the VK Board and the AC Board. Each of the VK Board and the AC Board determined that a combined board could more effectively seek to maximize the benefits of a unified fund complex including: implementation of exchangeability of shares among the VK Funds and the AC Funds; positioning the unified fund complex to maximize benefits for marketing; more effective supervision of the implementation of improved shareholder service programs across the unified fund complex; combining historical knowledge and experience of the two fund complexes; more effective evaluation of potential mergers of similar funds thereby achieving economies of scale for shareholders; and the elimination of overlapping expenses and demands on Management's attention from two separate boards.

     The VK Board evaluated the costs to shareholders of the VK Funds resulting from the combination of the VK Board and the AC Board. The principal cost associated with the combination of the two boards would be the added expense of compensating seven of the eight additional trustees who are not interested persons of the VK Adviser. In order to alleviate such additional expense, the trustees approved a reduction in the compensation per trustee paid by each VK Fund. Because the number of members of the VK Board will increase from seven to fifteen, the aggregate compensation paid by each VK Fund to the trustees will increase, except that the VK Adviser has agreed to reimburse each VK Fund through December 31, 1996 for any increase in the aggregate trustees' compensation over such fund's 1994 fiscal year aggregate compensation. [It is anticipated that by December 31, 1996, reductions in the number of trustees on the combined board is expected to reduce the aggregate compensation of the combined board to approximately the current aggregate compensation of the VK Board.] Because each trustee will serve on the boards of more funds after the combination of the boards, each trustee's aggregate compensation from all of the Funds will increase. A comparison of each trustee's compensation for the 1994 calendar year (prior to the consolidation of the boards) and his pro forma compensation following the combination of the boards is presented below in the 1994 Compensation Table and the Pro Forma Compensation Table and also is discussed in the text preceding such tables.

THE TRUSTEES

     The following schedule sets forth the initial election or appointment of each incumbent trustee to the VK Board for each VK Trust listed below:

      VK TRUST       MR. MCDONNELL   MR. GAUGHAN    MR. KENNEDY*     MR. MILLER      MR. NELSON     MR. ROBINSON     MR. WHALEN
- -------------------- -------------   -----------   ---------------  -------------   -------------   -------------  --------------
Government Trust....     May, 1987   April, 1989   September, 1993      May, 1987       May, 1987   October, 1992       May, 1987
Tax Free Trust......     May, 1987   April, 1989   September, 1993      May, 1987       May, 1987   October, 1992       May, 1987
Pennsylvania Fund...     May, 1987   April, 1989   September, 1993      May, 1987       May, 1987   October, 1992       May, 1987
VKM Trust...........     May, 1987   April, 1989   September, 1993      May, 1987       May, 1987   October, 1992       May, 1987
Equity Trust........     May, 1987   April, 1989   September, 1993      May, 1987       May, 1987   October, 1992       May, 1987
Tax Free Money
  Fund.............. [August, 1986]  April, 1989   September, 1993  [August, 1986]  [August, 1986]   August, 1986   [August, 1986]
Money Market
  Trust............. January, 1986   April, 1989   September, 1993  January, 1986   January, 1986   October, 1992   January, 1986

- ---------------

* Mr. Kennedy was appointed by the trustees to the VK Board in September, 1993, in order to fill a vacancy created by the resignation of John Dailey and has not previously been elected by the shareholders. Each of the other incumbent trustees was last approved by shareholders of the respective VK Trust at a joint meeting of shareholders held on January 14, 1993.

     With respect to each VK Trust, fifteen trustees are to be elected at the Meeting to serve until reaching their designated retirement age or until their successors are duly elected and qualified. The election of each nominee to the board of a VK Trust requires the affirmative vote of a plurality of all Shares of such VK Trust present in person or by proxy. The shareholders of all VK Funds organized as sub-trust or series of a VK Trust will vote together as a single class to elect the trustees of the respective VK Trust. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.

     The proposed Trust Instrument for each Delaware Trust and the proposed Amended Declaration of Trust for the Pennsylvania Fund (as discussed in Proposals 1 and 2, respectively) provides that the VK Board shall consist of not more than twenty trustees. In the event a vacancy occurs on the VK Board, the Bylaws of each Delaware Trust and the Amended By-Laws of the Pennsylvania Trust provide that the size of the board will be reduced over time until the number of trustees is eight. Thereafter subject to the provisions of the 1940 Act, the remaining trustees shall appoint a person to fill the vacancy.

     Following the Meeting, the VK Funds do not contemplate holding regular meetings of shareholders to elect trustees or otherwise. When an investment company does not hold regular annual meetings, it is the position of the staff of the SEC and a policy of each VK Trust that holders of record of two-thirds of the outstanding shares of such VK Trust may file a declaration in writing or may vote at a special meeting for the purpose of removing a trustee. The VK Board will be required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of such VK Trust. In addition, the VK Board will comply with the requirements of
Section 16(c) of the 1940 Act with respect to communications with shareholders.

     With respect to each VK Trust, each nominee named below has agreed to serve as a trustee if elected; however, should any nominee(s) become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominee(s) designated by the present VK Board.

     The following sets forth the names, ages, principal occupations and other information respecting the trustee nominees.

                                                   PRINCIPAL OCCUPATIONS OR
      NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
- --------------------------------- -----------------------------------------------------------
J. Miles Branagan................ Co-founder, Chairman, Chief Executive Officer and President
2300 205th Street                 of MDT Corporation, a company which develops, manufactures,
Torrance, CA 90501                markets and services medical and scientific equipment. A
  Age 62:                         director or trustee of each of the AC Funds.
Richard E. Caruso................ Chairman and Chief Executive Officer, Integra Life Sciences
Two Radnor Station, Suite 314     Corporation, a firm specializing in biotechnology and life
King of Prussia Road              sciences. Trustee of Susquehanna University. Trustee,
Radnor, PA 19087                  Susquehanna University Trustee and First Vice President,
  Age: 52                         The Baum School of Art; Founder and Director of Uncommon
                                  Individual Foundation, a youth development foundation.
                                  Director of International Board of Business Performance
                                  Group, London School of Economics. A director or trustee of
                                  each of the AC Funds. Prior to [            ], Director of
                                  First Sterling Bank, and prior to [          ], Executive
                                  Vice President and a director of LFC Financial Corporation, a provider of leasing financing.
Philip P. Gaughan................ Trustee of each of the VK Funds. Prior to February, 1989,
9615 Torresdale Avenue            Managing Director and Manager of Municipal Bond Department,
Philadelphia, PA 19114            W. H. Newbold's Sons & Co.
  Age: 66

                                                   PRINCIPAL OCCUPATIONS OR
      NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
- --------------------------------- -----------------------------------------------------------
Roger Hilsman.................... A director or trustee of each of the AC Funds. Professor of
251-1 Hamburg Cove                Government and International Affairs Emeritus, Columbia
Lyme, CT 06371                    University.
  Age: 75
R. Craig Kennedy................. Advisor to the Dennis Trading Group Inc. Prior to 1993,
1341 E. 50th Street               President and Chief Executive Officer, Director and member
Chicago, IL 60615                 of the Investment Committee of the Joyce Foundation, a
  Age: 43                         private foundation. Trustee of each of the VK Funds.
Dennis J. McDonnell*............. President, Chief Operating Officer and a Director of the VK
One Parkview Plaza                Adviser, the AC Adviser and Van Kampen American Capital
Oakbrook Terrace, IL 60181        Management, Inc. Director of VK/AC Holding, Inc. and Van
  Age: 53                         Kampen American Capital. Director of McCarthy, Crisanti &
                                  Maffei, Inc. and Chairman and a Director of MCM Asia
                                  Pacific Company, Ltd. President, Chief Executive Officer
                                  and a Trustee of each of the VK Funds. He is also a trustee of the Van Kampen Merritt Series Trust and closed-end
                                  investment companies advised by the VK Adviser. Prior to
                                  December, 1991, Senior Vice President of Van Kampen Merritt
                                  Inc.
Donald C. Miller................. Chairman and Trustee of each of the VK Funds. Prior to
415 North Adams                   1992, Director of Royal Group, Inc., a company in insurance
Hinsdale, IL 60515                related businesses.
  Age: 75
Jack E. Nelson................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive            financial planning company. Trustee of each of the VK
Winter Park, FL 32789             Funds.
  Age: 59
Don G. Powell*................... President, Chief Executive Officer and a Director of VKAC
2800 Post Oak Blvd.               Holding, Inc. and Van Kampen American Capital and Chairman,
Houston, TX 77056                 Chief Executive Officer and a Director of Van Kampen
  Age: 55                         American Capital Distributors, Inc., the VK Adviser, Van
                                  Kampen American Capital Management, Inc. and VCJ Inc.;
                                  Director, President and Chief Executive Officer of Van
                                  Kampen American Capital Advisers, Inc., the AC Adviser and
                                  Van Kampen American Capital Exchange Corp.; Director and
                                  Executive Vice President of Advantage Capital Corporation,
                                  ACCESS Investor Services, Inc., Van Kampen American Capital
                                  Services, Inc. and Van Kampen American Capital Trust
                                  Company; Director of McCarthy, Crisanti & Maffei, Inc.;
                                  Director, Trustee or Managing General Partner of each of
                                  the AC Funds and other open-end investment companies and
                                  closed-end investment companies advised by the AC Adviser.
                                  He is also Chairman and a Trustee of the Van Kampen Merritt
                                  Series Trust and closed-end investment companies advised by the VK Adviser.

                                                   PRINCIPAL OCCUPATIONS OR
      NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
- --------------------------------- -----------------------------------------------------------
David Rees....................... Contributing Columnist and prior to 1995 Senior Editor of
1601 Country Club Drive           Los Angeles Business Journal. A director or trustee of each
Glendale, CA 91208                of the AC Funds. A director of Source Capital, Inc., a
  Age: 71                         closed-end investment company unaffiliated with Van Kampen
                                  American Capital, a director and the second vice president of International Institute of Los Angeles.
Jerome L. Robinson*.............. President of Robinson Technical Products Corporation, a
115 River Road                    processor and distributor of welding alloys, supplies and
Edgewater, NJ 07020               equipment. Director of Pacesetter Software, a software
  Age: 72                         programming company specializing in white collar
                                  productivity. Director and majority shareholder Hilarius
                                  Haarlem B.V., Haarlem, Holland, a manufacturer and
                                  distributor of welding alloys. Trustee of each of the VK
                                  Funds.
Lawrence J. Sheehan*............. Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars          the law firm of O'Melveny & Myers, legal counsel to the AC
Suite 700                         Funds. A director or trustee of each of the AC Funds.
Los Angeles, CA 90067
  Age: 62
Fernando Sisto................... George M. Bond Professor and, prior to [               ],
Stevens Institute of Technology   Dean of Graduate School and Chairman, Department of
Castle Point Station              Mechanical Engineering, Stevens Institute of Technology.
Hoboken, NJ 07030                 Director of Dynalysis of Princeton, [a firm engaged in]
  Age: 70                         engineering research. Chairman of the Board and a director or trustee of each of the AC Funds.
Wayne W. Whalen*................. Partner in the law firm of Skadden, Arps, Slate, Meagher &
333 West Wacker Drive             Flom, counsel to the Fund. Trustee of each of the VK Funds.
Chicago, IL 60606                 He is also a trustee to the Van Kampen Merritt Series Trust
  Age: 55                         and closed-end investment companies advised by the VK
                                  Adviser.
William S. Woodside.............. Vice Chairman of the Board of Sky Chefs, Inc., a caterer of
712 Fifth Avenue                  airline food. Prior to [            ], Director of
40th Floor                        Primerica Corporation (currently known as Travelers). Prior
New York, NY 10019                to [            ], Director of James River Corporation, [a
  Age: 73                         producer of] paper products. Trustee, and prior to
                                  [            ] President, of Whitney Museum of American
                                  Art. Chairman of Institute for Educational Leadership,
                                  Inc., Board of Visitors, Graduate School of The City
                                  University of New York, Academy of Political Science.
                                  [Member of?] Committee for Economic Development. Director
                                  of Public Education Fund Network, Fund for New York City
                                  Public Education. Trustee of Barnard College. Member of
                                  Dean's Council, Harvard School of Public Health. [Member
                                  of?] Mental Health Task Force, Carter Center. A director or trustee of each of the AC Funds.

- ---------------
* Such nominees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the VK Adviser and each VK Fund by reason of their positions with the VK Adviser. Mr. Robinson is an interested person of the Tax Free Money Fund by reason of his ownership of over 5% of the Shares of such VK Fund, but is not an interested person of any other VK Fund. Mr. Sheehan is an interested person of the VK Adviser and each VK Fund by reason of his firm having acted as legal counsel to the VK Adviser. Mr. Whalen is an interested person of each VK Fund by reason of his firm acting as legal counsel for such VK Funds.

     As of May 26, 1995, certain nominees owned, directly or beneficially, the number of Class A Shares of each Fund as set forth in the table below. As of May 26, 1995, no nominee owned any Class B Shares or Class C Shares of any VK Fund.

     [REDUCE TABLE TO LIST ONLY THOSE FUNDS AND THOSE NOMINEES APPLICABLE]

                             CLASS A SHARES OWNED(1)

           FUND NAME             MR. BRANAGAN   MR. CARUSO   MR. GAUGHAN   MR. HILSMAN   MR. KENNEDY   MR. MCDONNELL   MR. MILLER
- -------------------------------  ------------   ----------   -----------   -----------   -----------   -------------   ----------
Adjustable Rate Fund...........
Balanced Fund..................
California Fund................
Emerging Markets Fund..........
Florida Fund...................
Global Fund....................
Government Fund................
Growth and Income Fund.........
High Yield Fund................
Limited Term Municipal Fund....
Money Market Fund..............
Municipal Income Fund..........
New Jersey Fund................
New York Fund..................
Pennsylvania Fund..............
Strategic Income Fund..........
Tax Free High Income Fund......
Tax Free Money Fund............
Utility Fund...................

       FUND NAME         MR. NELSON   MR. POWELL   MR. REES    MR. ROBINSON   MR. SHEEHAN   MR. SISTO   MR. WHALEN   MR. WOODSIDE
- -----------------------  ----------   ----------   ---------   ------------   -----------   ---------   ----------   ------------
Adjustable Rate Fund...
Balanced Fund..........
California Fund........
Emerging Markets
  Fund.................
Florida Fund...........
Global Fund............
Government Fund........
Growth and Income
  Fund.................
High Yield Fund........
Limited Term Municipal
  Fund.................
Money Market Fund......
Municipal Income
  Fund.................
New Jersey Fund........
New York Fund..........
Pennsylvania Fund......
Strategic Income
  Fund.................
Tax Free High Income
  Fund.................
Tax Free Money Fund....
Utility Fund...........

- ---------------
(1)Ownership of the trustees and officers as a group constitutes less than 1% of the outstanding Shares of the respective VK Fund, except for the Tax Free
   Money Fund where Mr. Robinson owns      shares, or      % of such fund's
   outstanding shares.

     Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and have entered into employment contract (for a term of five years) with Van Kampen American Capital.

     During each VK Fund's respective fiscal year ended in 1994, the VK Board of each VK Fund held [four] meetings. All of the Trustees of each VK Fund, including former trustee John C. Merritt who resigned from the board of each fund on January 28, 1995, attended at least 75% of the meetings of the respective VK Board and all committee meetings thereof of which such trustee was a member during such fiscal year. During each VK Fund's 1994 fiscal year, the VK Fund had no standing committees with the exception of an audit committee. Mr. Merritt, who had been a trustee and chairman of each of the VK Funds, Van Kampen Merritt Series Trust and closed-end investment companies advised by the VK Adviser, also resigned as the chairman of the board, chief executive officer and a director of the VK Adviser, Van Kampen Merritt Management Inc., Van Kampen Merritt Inc., and chairman, chief executive officer, president, chief operating officer and director of The Van Kampen Merritt Companies, Inc. and VKM Holding, Inc. Mr. Merritts' resignation from these Van Kampen Merritt-related entities was related to the Acquisition. At or subsequent to the closing of the Acquisition, Mr. Merritt exercised options and sold approximately 49,740 shares of the common stock of Van Kampen American Capital at a purchase price of $200 per share. In addition, Mr. Merritt has a severance agreement with Van Kampen American Capital entitling him to approximately $550,000 payable during 1995. Mr. Merritt was also a Director of McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, a limited partner of R.L. Renck & Co., Inc., and Vice Chairman of the Municipal Securities Rulemaking Board.

     As of the end of each VK Fund's 1994 fiscal year, each VK Fund's audit committee consisted of Messrs. Kennedy, Gaughan, Miller and Nelson (collectively, the "Disinterested Trustees"). The audit committee makes recommendations to the VK Board concerning the selection of the VK Fund's independent public accountants, reviews with such accountants the scope and results of the VK Fund's annual audit and considers any comments that the accountants may have regarding the VK Fund's financial statements or books of account. The Disinterested Trustees also are responsible for the annual review of each VK Fund's investment advisory agreement and any other matters requiring the approval of the Disinterested Trustees under the 1940 Act. During each VK Fund's 1994 fiscal year, the audit committee of each VK Fund held two meetings.

     The VK Funds anticipate that, following the Meeting, the combined board will have two standing committees: an Audit Committee and a Brokerage Review Committee. The Audit Committee makes recommendations to the combined board concerning the selection of independent public accountants, reviews with such accountants the scope and results of the annual audit and considers any comments which the accountants may have regarding the financial statements or books of account. The Brokerage Review Committee monitors the respective adviser's brokerage practices. Each trustee not affiliated with the VK Funds or the AC Funds will serve on one of the committees, but no trustee shall serve on more than one committee and not receive additional compensation for serving on a committee.

     The Disinterested Trustees of each VK Fund are required to select and nominate Disinterested Trustees and are prepared to review nominations from shareholders to fill any vacancies in trusteeships. Nominations from shareholders should be in writing and addressed to the Disinterested Trustees at the respective VK Trust's office. The Disinterested Trustees of each VK Trust expect to be able to identify from their own resources an ample number of qualified candidates.

     The compensation of trustees who are affiliated persons (as defined in the 1940 Act) of the VK Adviser, the Distributor or Van Kampen American Capital is paid by the respective entity. Each of the VK Funds pays compensation to all other trustees. During each VK Fund's 1994 fiscal year, each VK Fund paid trustees who were not affiliated persons of the VK Adviser, the Distributor or Van Kampen American Capital, $2,500 per year, and $250 per meeting of the VK Board, plus expenses. Members of the Audit Committee received $250 for each meeting of such committee. The VK Funds anticipate that, after the Meeting, each VK Fund will pay trustees who are not affiliated persons of the VK Adviser, the Distributor, or Van Kampen American Capital $2,500 per year, and $125 per regularly quarterly meeting of the combined board, plus expenses. No additional fees are proposed to be paid for special meetings, committee meetings or the chairmanship of the board. Under each VK Fund's retirement plan, trustees who are not affiliated with the Adviser, the Distributor or Van Kampen American Capital, have at least ten years of service and retire at or after attaining the age of 60 are eligible to receive a retirement benefit equal to [$2,500] per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under each VK Fund's deferred compensation plan, a trustee who is not affiliated with the VK Adviser, the Distributor or Van Kampen American Capital can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the respective VK Fund's return or the return of other funds advised by the VK Adviser as selected by the trustee. To the extent permitted by the 1940 Act, each VK Fund may invest in securities of other funds in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective VK Fund.

     The following table provides summary compensation information for each of the incumbent trustees of each VK Fund:

                            1994 COMPENSATION TABLE(1)

                                                         PENSION OR
                                                         RETIREMENT
                                                      BENEFITS ACCRUAL
                                       AGGREGATE          PER FUND        ESTIMATED ANNUAL    TOTAL COMPENSATION
                                      COMPENSATION        AS PART             BENEFITS          FROM THE FUND
                                       FROM EACH          OF FUND          PER FUND UPON         COMPLEX PAID
              TRUSTEE                   VK FUND          EXPENSES(2)        RETIREMENT(3)        TO TRUSTEES(4)
- -----------------------------------   ------------    ----------------    ----------------    ------------------
R. Craig Kennedy...................     (5)                 $0               2,500               $62,362
Philip P. Gaughan..................     (5)                 $0               2,500               $63,250
Donald C. Miller...................     (5)                 $0               2,500               $62,178
Jack E. Nelson.....................     (5)                 $0               2,500               $62,362
Jerome L. Robinson.................     (5)                 $0               2,500               $58,475
Wayne W. Whalen....................     (5)                 $0               2,500               $49,875

- ---------------

(1)Messrs. Merritt and McDonnell, members of the VK Board during fiscal year 1994, were affiliated person of the VK Adviser and did not receive compensation or retirement benefits directly from the VK Funds.

(2)The Retirement Plan commenced as of August 1, 1994 for each of the VK Funds. As of the end of each VK Fund's 1994 fiscal year, no amounts had been accrued for retirement benefits because such amounts were either zero or considered to be immaterial to the net assets of such VK Fund at such time. During each VK

   Fund's 1995 fiscal year, each VK Fund will accrue amounts for retirement benefits and include an amount, if any, for such VK Fund's 1994 fiscal year.

(3)This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by a VK Fund assuming: the Trustee has 10 or more years of service on the board of the VK Fund and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the VK Fund may receive reduced retirement benefits from such VK Fund.

(4)Prior to the Consolidation, the Fund Complex consists of the 20 VK Funds. The amounts shown in this column are accumulated from the Aggregate Compensation of such funds in the Fund Complex during the calendar year ended December 31, 1994. The VK Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees of the VK Board are not trustees of such investment companies. Combining the Fund Complex with the other investment companies advised by the VK Adviser, Mr. Whalen received Total Compensation of $161,850 during the calendar year ended December 31, 1994.

(5)The Aggregate Compensation from each individual VK Fund during its 1994 fiscal year is shown in Appendix A. Beginning in September 1994, each Trustee, except Mr. Whalen, began deferring his aggregate compensation paid by the VK Funds. The total amount of deferred compensation (including interest) accrued with respect to each trustee from the VK Fund Complex as of December 31, 1994 is as follows: Mr. Kennedy $14,737; Mr. Miller $14,553; Mr. Nelson $14,737; and Mr. Robinson $13,725. Compensation deferred by a trustee is invested in one or more VK Funds until it is distributed to the trustee.

     The following table provides pro forma compensation information assuming the election of each nominee to the VK Board and the AC Board:

                         PRO FORMA COMPENSATION TABLE(1)

                                                        PENSION OR
                                                        RETIREMENT
                                       AGGREGATE     BENEFITS ACCRUAL   ESTIMATED ANNUAL   TOTAL COMPENSATION
                                      COMPENSATION       PER FUND           BENEFITS         FROM THE FUND
                                       FROM EACH     AS PART OF FUND     PER FUND UPON        COMPLEX PAID
              TRUSTEE                     FUND          EXPENSES(2)       RETIREMENT(3)       TO TRUSTEES(4)
- ------------------------------------  ------------   ----------------   ----------------   ------------------
J. Miles Branagan...................    (5)                                                    [$84,000]
Dr. Richard E. Caruso...............    (5)                                                    [$84,000]
Philip P. Gaughan...................    (5)                                                    [$84,000]
Dr. Roger Hilsman...................    (5)                                                    [$84,000]
R. Craig Kennedy....................    (5)                                                    [$84,000]
Donald C. Miller....................    (5)                                                    [$84,000]
Jack E. Nelson......................    (5)                                                    [$84,000]
David Rees..........................    (5)                                                    [$84,000]
Jerome L. Robinson..................    (5)                                                    [$84,000]
Lawrence J. Sheehan.................    (5)                                                    [$84,000]
Dr. Fernando Sisto..................    (5)                                                    [$84,000]
Wayne W. Whalen.....................    (5)                                                    [$84,000]
William S. Woodside.................    (5)                                                    [$84,000]

- ---------------

(1)Messrs. McDonnell and Powell, members of the combined board, are affiliated persons of the VK Adviser and the AC Adviser and will not receive compensation or retirement benefits directly from the VK Fund or AC Funds.

(2)The anticipated Pension or Retirement Benefits Accrual As Part of Fund Expenses for each individual VK Fund during its next full fiscal year is shown in Appendix C.

(3)This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by a VK Fund assuming: the Trustee has 10 or more years of service on the Board of Trustees of the VK Fund and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the VK Fund may receive reduced retirement benefits from such VK Fund.

(4)Following the Consolidation, the combined Fund Complex will consist of 49 mutual funds advised by the VK Adviser or the AC Adviser that have the same members on such funds' boards of trustees who are not affiliated with the VK Adviser or the AC Adviser. The amounts shown in this column are accumulated from the anticipated Aggregate Compensation of the funds in the combined Fund Complex during such funds' next full calendar year after the date of this Joint Proxy. The VK Adviser and the AC Adviser also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the members of the combined board of trustees will not be trustees of such investment companies. Combining the Fund Complex with the other investment companies advised by the VK Adviser and the AC Adviser, it is anticipated that Mr. Whalen will receive Total
   Compensation of $          during such funds' next full calendar year after
   the date of this Joint Proxy Statement.

(5)The anticipated Aggregate Compensation from each individual fund during its next full fiscal year is shown in Appendix B. [Each Trustee will defer his aggregate compensation paid by the funds, except that Mr. Gaughan, Mr. Whalen
   and           will defer $          , $          and         , respectively.]

SHAREHOLDER APPROVAL

     The affirmative vote of a plurality of the Shares of a VK Trust present in person or by proxy is required to elect the nominees to such VK Trust. THE BOARDS OF TRUSTEES OF EACH VK TRUST RECOMMEND A VOTE IN FAVOR OF ALL OF THE NOMINEES.

        PROPOSAL 4. APPROVAL OF CHANGE IN THE GLOBAL FUND'S FUNDAMENTAL
         INVESTMENT POLICY WITH RESPECT TO CONCENTRATION OF INVESTMENTS

     The Global Fund, at its inception, designated as fundamental its policy of concentrating its investment in the banking industry. Specifically, the Global Fund's prospectus, dated April 28, 1995, states the following:

     In normal circumstances, and as a matter of fundamental policy, the Global Fund "concentrates" at least 25% of its assets in obligations of or issued by domestic and foreign companies engaged in the banking industry . . . . However, for temporary purposes when, as determined by the
     Adviser, business or financial conditions warrant, the Global Fund may invest less than 25% of its assets in such industry.

     Several significant changes have occurred in the banking industry since the Global Fund adopted its fundamental policy with respect to concentration. Competition in the industry for debt products has substantially narrowed profit margins from traditional lending activities. Moreover, the returns from traditional lending activities have also lagged behind the rising costs of funds due to recent interest rate increases engineered by the Federal Reserve Board of Governors.

     In light of such changes, the VK Adviser determined that business and financial conditions warrant investing less than 25% of the Global Fund's assets in the banking industry on a temporary basis and, accordingly, the Global Fund currently invests less than 25% of its assets in the banking industry. The VK Adviser now believes that the best interest of shareholders of the Global Fund would be served if the Global Fund adopted a fundamental policy of not investing more than 25% of its assets in the banking industry. The adoption of such a policy would permit the Global Fund to effectively reduce its exposure to the risks associated with the banking industry and also enable the Global Fund to swiftly react to other market opportunities, but would limit the Global Fund's ability to invest in the banking industry to 25% of its assets should investment opportunities in the banking industry improve.

     At a meeting of the VK Board on April 7, 1995, the VK Adviser recommended that the Global Fund amend its fundamental policy with respect to concentration such that the Global Fund would no longer be permitted to invest more than 25% of its assets in the banking industry or in any other industry. Section 13(a) of the 1940 Act states that unless authorized by a vote of a "majority of the outstanding voting securities", an investment company may not deviate from, among other things, its policy in respect to concentration of investments in a particular industry, as recited in its prospectus. Although the prospectus of the Global Fund allows it to invest less than 25% of its assets in the banking industry, such level of investment is only for temporary purposes. In order to maximize flexibility with respect the management of the Global Fund's portfolio, and based on the recommendation of the VK Adviser, the VK Board unanimously voted to seek authorization from shareholders to eliminate the Global Fund's fundamental policy regarding concentration in the banking industry.

SHAREHOLDER APPROVAL

     The affirmative vote of a "majority of the outstanding voting securities" of the Global Fund is required for approval of this Proposal 4. The affirmative vote of a "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities entitled to vote thereon present in person or by proxy at a meeting, if holders of more than 50% of the outstanding voting securities are present in person or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities of a fund. The holders of Shares of the Global Fund will vote together as a single class for this Proposal 4. THE BOARD OF TRUSTEES OF THE GLOBAL FUND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL 4.

           PROPOSAL 5: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The VK Board, including a majority of the Disinterested Trustees, have selected the firm of KPMG Peat Marwick LLP, independent certified public accountants, to examine the financial statements for the current fiscal year of each VK Fund. Each VK Fund knows of no direct or indirect financial interest of such firm in such VK Fund. Such appointment is subject to ratification or rejection by the shareholders of each VK Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. It is expected that KPMG Peat Marwick LLP will also act as independent certified public accountants for VK/AC Holding, Inc., Van Kampen American Capital, the VK Adviser and the Distributor.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

     The shareholders of each VK Fund, voting with respect to such VK Fund as a single class, are entitled to vote on this issue. An affirmative vote of a majority of the Shares of a VK Fund present in person or by proxy and voting is required to ratify the selection of the accountants for such VK Fund. THE BOARDS OF TRUSTEES OF EACH VK FUND RECOMMEND A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH VK FUND.

                            OFFICERS OF THE VK FUNDS

     The following table sets forth certain information concerning the principal executive officers of each of the VK Funds (other than information concerning Messrs. McDonnell and Powell, which is set forth above), each of whom holds the same office with each of the VK Funds.

     The officers of the VK Funds serve for one year or until their respective successors are chosen and qualified. The officers receive no compensation from the VK Funds but are also officers or employees of the VK Adviser, the Distributor or Van Kampen American Capital and receive compensation in such capacities. The address of each of the following persons is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

                                  POSITIONS AND               OTHER PRINCIPAL OCCUPATIONS
      NAME AND AGE          OFFICES WITH EACH VK FUND               IN PAST 5 YEARS
- -------------------------  ----------------------------  -------------------------------------
Peter W. Hegel...........  Vice President                Senior Vice President and Portfolio
  Age: 38                                                  Manager of the VK Adviser and Vice
                                                           President of closed-end investment
                                                           companies advised by the VK
                                                           Adviser.

Ronald A. Nyberg.........  Vice President and Secretary  Executive Vice President, General
  Age: 41                                                  Counsel and Secretary of Van Kampen
                                                           American Capital; Executive Vice
                                                           President and a Director of the VK
                                                           Adviser and the Distributor. [Other
                                                           offices]. Vice President and
                                                           Secretary of closed-end investment
                                                           companies advised by the VK
                                                           Adviser. Director of ICI Mutual
                                                           Insurance Co., a provider of
                                                           insurance to members of the
                                                           Investment Company Institute. Prior
                                                           to March 1990, Secretary of Van
                                                           Kampen Merritt Inc., the VK Adviser
                                                           and McCarthy, Crisanti & Maffei,
                                                           Inc.

                                  POSITIONS AND               OTHER PRINCIPAL OCCUPATIONS
      NAME AND AGE          OFFICES WITH EACH VK FUND               IN PAST 5 YEARS
- -------------------------  ----------------------------  -------------------------------------
Edward C. Wood III.......  Vice President, Treasurer     First Vice President of the VK
  Age: 39                  and Chief Financial and         Adviser. Vice President, Treasurer
                           Accounting Officer              and Chief Financial and Accounting
                                                           Officer of closed-end investment
                                                           companies advised by the VK
                                                           Adviser.

Nicholas Dalmaso.........  Assistant Secretary           Attorney, Van Kampen American
  Age: 30                                                  Capital. Prior to May, 1992, attorney
                                                           for Cantwell & Cantwell; a Chicago
                                                           law firm.

Scott E. Martin..........  Assistant Secretary           First Vice President, Deputy General
  Age: 38                                                  Counsel and Assistant Secretary of
                                                           Van Kampen American Capital. First
                                                           Vice President, Deputy General
                                                           Counsel and Secretary of the VK
                                                           Adviser and the Distributor. [Other
                                                           offices]. Assistant Secretary of
                                                           closed-end investment companies
                                                           advised by the VK Adviser.

Weston B. Wetherell......  Assistant Secretary           Vice President, Associate General
  Age: 38                                                  Counsel and Assistant Secretary of
                                                           Van Kampen American Capital, the VK
                                                           Adviser and the Distributor and an
                                                           Assistant Secretary of McCarthy,
                                                           Crisanti & Maffei, Inc. Assistant
                                                           Secretary of closed-end investment
                                                           companies advised by the VK
                                                           Adviser.

John L. Sullivan.........  Controller                    Vice President of the VK Adviser.
  Age: 39                                                  Controller of closed-end investment
                                                           companies advised by the VK
                                                           Adviser.

Stephen M. Hill..........  Assistant Treasurer           Assistant Vice President of the VK
  Age: 30                                                  Adviser. Assistant Treasurer of
                                                           closed-end investment companies
                                                           advised by the VK Adviser.

                          PROXY SOLICITATION EXPENSES

     Van Kampen American Capital will initially bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice, this Proxy Statement and all other related costs in connection with the solicitation of proxies with respect to the Consolidation, which shall include reimbursement to banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of each VK Fund (the "Proxy Expense"). During the five-year period ending on the fifth anniversary of the consummation of the Consolidation, if a VK Fund realizes a benefit resulting from the Consolidation, the VK Fund will reimburse Van Kampen American Capital in an amount equal to the lesser of (i) the amount of such benefit or (ii) such VK Fund's pro rata share of the Proxy Expense. In no event shall the unreimbursed Proxy Expense born by Van Kampen American Capital accrue interest or bear any other type of carrying charge. No VK Fund shall reimburse Van Kampen American Capital from any benefit received after the fifth anniversary of the consummation of the Consolidation.

     In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of each of the VK Funds, the VK Adviser or Van Kampen American Capital, or by dealers or their representatives or by Applied Mailing Systems, a
solicitation firm located in [       ].

                             SHAREHOLDER PROPOSALS

     As a general matter, each VK Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of such shareholder's VK Fund should send such proposal to the respective VK Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of such VK Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                    GENERAL

     Management of each VK Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

     A list of shareholders of each VK Fund entitled to be present and vote at the Meeting will be available at the offices of the respective VK Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

     Failure of a quorum to be present at the Meeting for any VK Fund will necessitate adjournment and will subject such VK Fund to additional expense.

     IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG, Vice President and
                                          Secretary

June 2, 1995

                                                                      APPENDIX A

                 1994 AGGREGATE COMPENSATION FROM EACH VK FUND

     The following schedule sets forth the aggregate compensation paid to each incumbent trustee by each VK Fund during its respective 1994 fiscal year.

                                                                                      TRUSTEE
                                                          ---------------------------------------------------------------
                      VK FUND NAME                        GAUGHAN    KENNEDY     MILLER     NELSON    ROBINSON    WHALEN
- --------------------------------------------------------  --------   --------   --------   --------   --------   --------
Adjustable Rate Fund....................................
Balanced Fund...........................................
California Fund.........................................
Emerging Markets Fund...................................
Florida Fund............................................
Global Fund.............................................
Government Fund.........................................
Growth and Income Fund..................................
High Yield Fund.........................................
Insured Fund............................................
Limited Term Municipal Fund.............................
Money Market Fund.......................................
Municipal Income Fund...................................
New Jersey Fund.........................................
New York Fund...........................................
Pennsylvania Fund.......................................
Strategic Income Fund...................................
Tax Free High Income Fund...............................
Tax Free Money Fund.....................................
Utility Fund............................................

                                                                      APPENDIX B

               PRO FORMA AGGREGATE COMPENSATION FROM EACH VK FUND
                                  AND AC FUND

     The following schedule sets forth the pro forma aggregate compensation anticipated to be paid to each nominee by each VK Fund and AC Fund during its next full 1995 fiscal year after the Consolidation.

                                                                            TRUSTEE
                            --------------------------------------------------------------------------------------------------------
           FUND             BRANAGAN   CARUSO   GAUGHAN   HILSMAN   KENNEDY   MILLER   NELSON   POWELL    REES    ROBINSON   SHEEHAN
- --------------------------- --------   ------   -------   -------   -------   ------   ------   ------   ------   --------   -------
Adjustable Rate Fund.......
Balanced Fund..............
California Fund............
Emerging Markets Fund......
Florida Fund...............
Global Fund................
Government Fund............
Growth and Income Fund.....
High Yield Fund............
Insured Fund...............
Limited Term Municipal
  Fund.....................
Money Market Fund..........
Municipal Income Fund......
New Jersey Fund............
New York Fund..............
Pennsylvania Fund..........
Strategic Income Fund......
Tax Free Money Fund........
Tax Free High Income
  Fund.....................
Utility Fund...............
[Addition of American
  Capital Funds to Follow]

                                      TRUSTEE
                             --------------------------
           FUND              SISTO    WHALEN   WOODSIDE
- ---------------------------  ------   ------   --------
Adjustable Rate Fund.......
Balanced Fund..............
California Fund............
Emerging Markets Fund......
Florida Fund...............
Global Fund................
Government Fund............
Growth and Income Fund.....
High Yield Fund............
Insured Fund...............
Limited Term Municipal
  Fund.....................
Money Market Fund..........
Municipal Income Fund......
New Jersey Fund............
New York Fund..............
Pennsylvania Fund..........
Strategic Income Fund......
Tax Free Money Fund........
Tax Free High Income
  Fund.....................
Utility Fund...............
[Addition of American
  Capital Funds to Follow]

                                                                      APPENDIX C

      PRO FORMA PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF VK FUND
                              AND AC FUND EXPENSES

     The following schedule sets forth the pro forma pension or retirement benefits anticipated to be accrued for each nominee by each VK Fund and AC Fund during its next full 1995 fiscal year after the Consolidation.

                                                                                 TRUSTEE
                                      ----------------------------------------------------------------------------------------------
                FUND                  BRANAGAN  CARUSO  GAUGHAN  HILSMAN  KENNEDY  MILLER  NELSON  POWELL   REES   ROBINSON  SHEEHAN
- ------------------------------------- --------  ------  -------  -------  -------  ------  ------  ------  ------  --------  -------
Adjustable Rate Fund.................
Balanced Fund........................
California Fund......................
Emerging Markets Fund................
Florida Fund.........................
Global Fund..........................
Government Fund......................
Growth and Income Fund...............
High Yield Fund......................
Insured Fund.........................
Limited Term Municipal Fund..........
Money Market Fund....................
Municipal Income Fund................
New Jersey Fund......................
New York Fund........................
Pennsylvania Fund....................
Strategic Income Fund................
Tax Free High Income Fund............
Tax Free Money Fund..................
Utility Fund.........................
[Addition of American Capital Funds
  to Follow]

                                              TRUSTEE
                                       ------------------------
                FUND                   SISTO   WHALEN  WOODSIDE
- -------------------------------------  ------  ------  --------
Adjustable Rate Fund.................
Balanced Fund........................
California Fund......................
Emerging Markets Fund................
Florida Fund.........................
Global Fund..........................
Government Fund......................
Growth and Income Fund...............
High Yield Fund......................
Insured Fund.........................
Limited Term Municipal Fund..........
Money Market Fund....................
Municipal Income Fund................
New Jersey Fund......................
New York Fund........................
Pennsylvania Fund....................
Strategic Income Fund................
Tax Free High Income Fund............
Tax Free Money Fund..................
Utility Fund.........................
[Addition of American Capital Funds
  to Follow]

                                                                      APPENDIX D

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of         ,
1995 (the "Agreement") between Van Kampen Merritt                     a
Massachusetts business trust (the "Van Kampen Trust"), on behalf of its
sub-trust, Van Kampen Merritt                (the "Van Kampen Fund"), and Van
Kampen Merritt                , a Delaware business trust (the "New Trust"), on
behalf of its series, Van Kampen Merritt                     Fund (the "New
Fund").

     WHEREAS the Van Kampen Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS the Van Kampen Trust is authorized to issue an unlimited number of shares of beneficial interest without par value;

     WHEREAS the New Trust was organized pursuant to an Agreement and
Declaration of Trust dated May   , 1995, and is presently authorized to
establish and designate separate series thereof which may issue shares of beneficial interest, without par value, including shares of a series such as the New Fund;

     WHEREAS, for good and sufficient business reasons the parties desire to change the place of organization of the Van Kampen Trust and Van Kampen Fund; and

     WHEREAS, the parties intend that this transaction (the "Reorganization") qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

     1. Plan of Reorganization. The Van Kampen Fund shall, prior to the Effective Time of the Reorganization, as defined below, transfer all of its business and assets and assign all of its liabilities to the New Fund, and the New Fund shall acquire all such business and assets and shall assume all such liabilities of the Van Kampen Fund in exchange for delivery to the Van Kampen Fund of a number of shares of the New Fund (both full and fractional) equivalent to the number of shares of the Van Kampen Fund outstanding immediately prior to the Effective Time of the Reorganization. All debts, liabilities, obligations and duties of the Van Kampen Fund, to the extent that they exist at or after the Effective Time of the Reorganization, shall after the Effective Time of the Reorganization attach to the New Fund and may be enforced against the New Fund to the same extent as if the same had been incurred by the New Fund.

     2. Liquidation and Dissolution of the Van Kampen Fund. At the Effective Time of the Reorganization, the Van Kampen Fund will liquidate and the shares of the New Fund (both full and fractional) received by the Van Kampen Fund will be distributed to the shareholders of the Van Kampen Fund in exchange for their shares of the Van Kampen Fund, each shareholder to receive a number of shares of the New Fund equal to the number of shares of the Van Kampen Fund held by such person. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the New Fund in the name of each shareholder of the Van Kampen Fund and representing the respective pro rata number of shares of the New Fund due such shareholder. Certificates for shares of the Van Kampen Fund issued prior to the Reorganization shall represent outstanding shares of the New Fund after the Effective Time of the

Reorganization. As soon as practicable after the Effective Time of the Reorganization, the Van Kampen Trust shall file with the Trust Division of the Secretary of State of the Commonwealth of Massachusetts (the "Division") a copy of the resolutions of its Trustees to terminate the Van Kampen Trust, in such form as shall be satisfactory to the Division, and which resolutions shall include the exact date of the Van Kampen Trust's termination and shall take, in accordance with Massachusetts law, all other steps as shall be necessary and proper to effect a complete dissolution of the Van Kampen Trust and the Van Kampen Fund.

     3. Issued Share. Prior to the Effective Time of the Reorganization and after the Van Kampen Fund has taken the actions authorized by shareholders of the Van Kampen Fund pursuant to Section 4(f) hereof, the single share of the New Fund heretofore held by the Van Kampen Fund shall be redeemed and canceled by the New Fund.

     4. Conditions Precedent. The obligations of the Van Kampen Fund, the New Trust and the New Fund to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of each of the following conditions:

          (a) Such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement, shall have been received.

          (b) One or more post-effective amendments to the Registration Statement of the Van Kampen Trust on Form N-1A under the Securities Act of 1933 and the 1940 Act, containing (i) such amendments to such Registration Statement as are determined by the Board of Trustees of the Van Kampen Trust to be necessary and appropriate as a result of the Plan of Reorganization and Liquidation and (ii) the adoption by the New Trust of such Registration Statement as its own, on behalf of the New Fund, shall have been filed with the Commission and such post-effective amendment or amendments to the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

          (c) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom that both the New Trust and New Fund are duly formed and existing under the laws of the State of Delaware and that the shares of the New Trust to be issued pursuant to the terms of this Agreement have been duly authorized, and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and nonassessable.

          (d) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the Code, and each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom to the effect that each series established pursuant to the Agreement and Declaration of Trust of the New Trust will be treated as a separate association taxable as a corporation for federal income tax purposes which potentially qualifies as a regulated investment company under the Code to the extent that the New Fund complies with the requirements of Section 851 of the Code.

          (e) The Shares of the New Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

          (f) A vote approving this Agreement and the reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of beneficial interest of the Van Kampen Fund entitled to vote at an annual or special meeting and the shareholders of the Van Kampen Fund shall have voted at such meeting to direct the Van Kampen Fund to vote, and the Fund shall have voted, as the sole shareholder of the New Fund to:

             (1) elect the Nominees set forth in the Proxy Statement delivered to the shareholders of the Van Kampen Fund as Trustees of the Trust;

             (2) approve an Investment Advisory Agreement (the "Advisory Agreement") between the New Fund and Van Kampen American Capital Investment Advisory Corp.;

             (3) approve a Plan of Distribution under Rule 12b-1 with respect to each class of shares of the New Fund (the "Plans of Distribution"); and

             (4) ratify the selection of KPMG Peat Marwick LLP as the New Fund's
        independent auditors for the fiscal year ending                      .

          (g) The Trustees of the New Trust shall have taken the following actions at a meeting duly called for such purposes:

             (1) approval of the Advisory Agreement;

             (2) approval of an Underwriting Agreement between the New Fund and Van Kampen American Capital Distributors, Inc.;

             (3) approval of the Plans of Distribution;

             (4) selection of KPMG Peat Marwick LLP as the New Fund's
        independent auditors for the fiscal year ending                      ;

             (5) authorization of the issuance by the New Trust, prior to the Effective Time of the Reorganization, of one share of the New Fund to the Van Kampen Fund in consideration for the payment of [$15.00] for the purpose of enabling the Van Kampen Fund to vote on the matters referred to in paragraph (f) in this Section 4;

             (6) submission of the matters referred to in paragraph (f) of this
        Section 4 to the Van Kampen Fund as the sole shareholder of the New Fund; and

             (7) authorization of the issuance by the New Trust of shares of the New Fund at the Effective Time of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Board of Trustees of the Van Kampen Trust if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Van Kampen Fund.

     5. Effective Time of the Reorganization. The exchange of the Van Kampen Fund's business and assets for shares of the New Fund shall be effective as of
5:00 P.M., Delaware Time on             , 1995 or at such other time and date as
fixed by the mutual consent of the parties (the "Effective Time of the Reorganization").

     6. Termination. The Trustees of the Van Kampen Trust and the Trustees of the New Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Van Kampen Fund at any time prior to the Effective Time of the Reorganization, if circumstances should develop that, in their judgment, make proceeding with this Agreement inadvisable.

     7. Limitation of Liability of the Trustees and Shareholders. Each of the Van Kampen Trust and the New Trust acknowledge and agree that, pursuant to the Agreement and Declaration of Trust of both the Van Kampen Trust and the New Trust, shareholders, trustees, officers, employees or agents of the Trust shall not personally be bound by or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                               ---------------------------------
                                          By:
                                               ---------------------------------
                                           Its:
                                               ---------------------------------

                                               ---------------------------------
                                          By:
                                               ---------------------------------
                                           Its:
                                               ---------------------------------

                                               ---------------------------------
                                          By:
                                               ---------------------------------
                                           Its:
                                               ---------------------------------

                      FORM OF PROXY CARD FOR EACH VK FUND
                   EXCEPT PENNSYLVANIA FUND AND GLOBAL FUND:
        ----------------------------------------------------------------

                               VAN KAMPEN MERRITT
                              U.S. GOVERNMENT FUND
                 JOINT MEETING OF SHAREHOLDERS -- JULY 21, 1995
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
    The undersigned holder of common shares of beneficial interest, without par value, of VAN KAMPEN MERRITT U.S. GOVERNMENT FUND (the "Fund"), a sub-trust of Van Kampen Merritt U.S. Government Trust (the "Trust"), a Massachusetts business trust, hereby appoints Ronald A. Nyberg and Edward C. Wood, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, on Friday, July 21, 1995 at 2:00 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

    If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the meeting to be held on July 21, 1995.

                        PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally.
     Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                  HAS YOUR ADDRESS CHANGED?

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

- ------- PLEASE MARK VOTES
   X    AS IN THIS EXAMPLE
- -------

                                         For    Against Abstain
1.)   As to the proposal to approve      ----    ----    ----
      the Fund's reorganization and
      conversion to a series of a        ----    ----    ----
      Delaware business trust:

2.)   Not Applicable to the Fund.

                                                         For
                                         For    Withhold All
                                         All             Except
3.)   Authority to vote to elect         ----    ----    ----
      fifteen trustees of the Trust to
      serve until their respective       ----    ----    ----
      successors are duly elected and
      qualified:
      INSTRUCTION: TO WITHHOLD
      AUTHORITY TO VOTE FOR ANY
      INDIVIDUAL NOMINEE(S), CHECK THE
      "FOR ALL EXCEPT" BOX AND STRIKE
      A LINE THROUGH THE NAME(S) OF
      SUCH NOMINEE(S) FOR WHICH YOU
      WITHHOLD AUTHORITY. YOUR SHARES
      WILL BE VOTED FOR THE REMAINING
      NOMINEE(S).
      J. Miles Branagan         Don G. Powell
      Dr. Richard E. Caruso     David Rees
      Philip P. Gaughan         Jerome L. Robinson
      Dr. Roger Hilsman         Lawrence J. Sheehan
      R. Craig Kennedy          Dr. Fernando Sisto
      Dennis J. McDonnell       Wayne W. Whalen
      Donald C. Miller          William S. Woodside
      Jack E. Nelson
      Mark box at right if comments or  ----
      address change have been noted
      on the reverse side of this       ----
      card.

4.)   Not Applicable to the Fund.
                                         For    Against Abstain
5.)   As to the proposal to ratify the   ----    ----   ----
      selection of KPMG Peat Marwick
      LLP as independent public          ----    ----   ----
      accountants for the current
      fiscal year of the Fund:

      The undersigned hereby acknowledges receipt of the
      accompanying Notice of Joint Meeting and Proxy Statement
      for the Joint Meeting to be held on July 21, 1995.
                                   -------------------
PLEASE BE SURE TO SIGN AND DATE    Date
  THIS PROXY.

- ------------------------------------------------------

- ------------------------------------------------------

    SHAREHOLDER SIGN HERE         CO-OWNER SIGN HERE

                 FORM OF PROXY CARD FOR PENNSYLVANIA FUND ONLY:
   -------------------------------------------------------------------------

                               VAN KAMPEN MERRITT
                       PENNSYLVANIA TAX FREE INCOME FUND
                 JOINT MEETING OF SHAREHOLDERS -- JULY 21, 1995
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
    The undersigned holder of common shares of beneficial interest, without par value, of VAN KAMPEN MERRITT PENNSYLVANIA TAX FREE INCOME FUND (the "Fund"), a Pennsylvania trust, hereby appoints Ronald A. Nyberg and Edward C. Wood, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, on Friday, July 21, 1995 at 2:00 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

    If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the meeting to be held on July 21, 1995.

                        PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally.
     Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                  HAS YOUR ADDRESS CHANGED?

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

- ------- PLEASE MARK VOTES
   X    AS IN THIS EXAMPLE
- -------

1.)   Not Applicable to the Fund.

                                         For    Against Abstain
2.)   As to the proposal to approve      ----    ----    ----
      the amendment and restatement of
      the Fund's Agreement and           ----    ----    ----
      Declaration of Trust:

                                                         For
                                         For    Withhold All
                                         All             Except
3.)   Authority to vote to elect         ----    ----    ----
      fifteen trustees of the Fund to
      serve until their respective       ----    ----    ----
      successors are duly elected and
      qualified:
      INSTRUCTION: TO WITHHOLD
      AUTHORITY TO VOTE FOR ANY
      INDIVIDUAL NOMINEE(S) CHECK THE
      "FOR ALL EXCEPT" BOX AND STRIKE
      A LINE THROUGH THE NAME(S) OF
      SUCH NOMINEE(S) FOR WHICH YOU
      WITHHOLD AUTHORITY. YOUR SHARES
      WILL BE VOTED FOR THE REMAINING
      NOMINEE(S).
      J. Miles Branagan         Don G. Powell
      Dr. Richard E. Caruso     David Rees
      Philip P. Gaughan         Jerome L. Robinson
      Dr. Roger Hilsman         Lawrence J. Sheehan
      R. Craig Kennedy          Dr. Fernando Sisto
      Dennis J. McDonnell       Wayne W. Whalen
      Donald C. Miller          William S. Woodside
      Jack E. Nelson
      Mark box at right if comments or  ----
      address change have been noted
      on the reverse side of this
      card.                             ----
4.)   Not Applicable to the Fund.
                                         For    Against Abstain
5.)   As to the proposal to ratify the   ----    ----   ----
      selection of KPMG Peat Marwick
      LLP as independent public          ----    ----   ----
      accountants for the current
      fiscal year of the Fund:

      The undersigned hereby acknowledges receipt of the
      accompanying Notice of Joint Meeting and Proxy Statement
      for the Joint Meeting to be held on July 21, 1995.
                                   -------------------
PLEASE BE SURE TO SIGN AND DATE    Date
  THIS PROXY.

- ------------------------------------------------------

- ------------------------------------------------------

    SHAREHOLDER SIGN HERE           CO-OWNER SIGN HERE

                    FORM OF PROXY CARD FOR GLOBAL FUND ONLY:
        ---------------------------------------------------------------

                               VAN KAMPEN MERRITT
                         SHORT-TERM GLOBAL INCOME FUND
                 JOINT MEETING OF SHAREHOLDERS -- JULY 21, 1995
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
    The undersigned holder of common shares of beneficial interest, without par value, of VAN KAMPEN MERRITT SHORT-TERM GLOBAL INCOME FUND (the "Fund"), a sub-trust of Van Kampen Merritt Trust (the "Trust"), a Massachusetts business trust, hereby appoints Ronald A. Nyberg and Edward C. Wood, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, on Friday, July 21, 1995 at 2:00 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

    If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the meeting to be held on July 21, 1995.

                        PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally.
     Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                  HAS YOUR ADDRESS CHANGED?

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

- ------- PLEASE MARK VOTES
   X    AS IN THIS EXAMPLE
- -------

                                         For    Against Abstain
1.)   As to the proposal to approve      ----    ----    ----
      the Fund's reorganization and
      conversion to a series of a        ----    ----    ----
      Delaware business trust:

2.)   Not Applicable to the Fund.
                                                         For
                                         For    Withhold All
                                         All             Except
3.)   Authority to vote to elect         ----    ----    ----
      fifteen trustees of the Trust to
      serve until their respective       ----    ----    ----
      successors are duly elected and
      qualified:
      INSTRUCTION: TO WITHHOLD
      AUTHORITY TO VOTE FOR ANY
      INDIVIDUAL NOMINEE(S) CHECK THE
      "FOR ALL EXCEPT" BOX AND STRIKE
      A LINE THROUGH THE NAME(S) OF
      SUCH NOMINEE(S) FOR WHICH YOU
      WITHHOLD AUTHORITY. YOUR SHARES
      WILL BE VOTED FOR THE REMAINING
      NOMINEE(S).
      J. Miles Branagan         Don G. Powell
      Dr. Richard E. Caruso     David Rees
      Philip P. Gaughan         Jerome L. Robinson
      Dr. Roger Hilsman         Lawrence J. Sheehan
      R. Craig Kennedy          Dr. Fernando Sisto
      Dennis J. McDonnell       Wayne W. Whalen
      Donald C. Miller          William S. Woodside
      Jack E. Nelson
      Mark box at right if comments or  ----
      address change have been noted
      on the reverse side of this       ----
      card.

                                         For    Against Abstain
4.)   As to the proposal to approve a    ----    ----    ----
      change in the Fund's fundamental
      investment policy with respect     ----    ----    ----
      to the concentration of its
      investments:
                                         For    Against Abstain
5.)   As to the proposal to ratify the   ----    ----   ----
      selection of KPMG Peat Marwick
      LLP as independent public          ----    ----   ----
      accountants for the current
      fiscal year of the Fund:

      The undersigned hereby acknowledges receipt of the
      accompanying Notice of Joint Meeting and Proxy Statement
      for the Joint Meeting to be held on July 21, 1995.
                                   -------------------
PLEASE BE SURE TO SIGN AND DATE    Date
  THIS PROXY.

- ------------------------------------------------------

- ------------------------------------------------------

    SHAREHOLDER SIGN HERE           CO-OWNER SIGN HERE